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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2006 through October 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                            -----------------------
                                     GLOBAL
                                   HIGH YIELD
                                      FUND

                                     PGHYX
                                 Ticker Symbol


                                     Annual
                                     Report

                                    10/31/07

                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            9
Prices and Distributions                                    10
Performance Update                                          11
Comparing Ongoing Fund Expenses                             16
Schedule of Investments                                     18
Financial Statements                                        42
Notes to Financial Statements                               51
Report of Independent Registered Public Accounting Firm     62
Trustees, Officers and Service Providers                    63

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They were particularly useful guides in recent months, when an otherwise healthy long-term bull market was buffeted by problems in the mortgage and banking industries.

Since mid-year 2007, issues tied to poor underwriting practices in the subprime sector of the mortgage industry and to problems with risk management by banks and hedge funds have resulted in increased market volatility and rising concern about risks to U.S. economic growth.

U.S. economic growth had slowed over the past two years, but this has been due as much to the natural maturation of the cyclical expansion, as U.S. factories approached full utilization and the labor market approached full employment, as to rising commodity prices or short-term interest rates. The slowdown was, therefore, not entirely unwelcome, as it reduced the threat of higher inflation. More recently, however, there has been increasing concern that falling home prices, and/or disruptions in financial markets pose a larger threat to continuing economic growth, and we have seen two cuts in short-term interest rates from the Federal Reserve despite strong economic growth in the second and third quarters of this year. A weaker U.S. dollar has put upward pressure on some prices, but it has also significantly benefited exporters and companies competing in the global marketplace, stimulating U.S. economic growth.

Economic growth in the rest of the world remains relatively positive. In Europe, solid GDP growth has driven unemployment lower and supported growing consumption, although concerns about the impact of the strong Euro are a persistent source of worry. Japanese economic growth continues, albeit at a muted rate, and the country's deflationary problems are gradually receding. Economic growth in emerging market countries remains faster than in the developed world, led by China, which continues its rise as a world economic power.

Looking forward, the economic outlook continues to appear generally positive, although real estate prices, subprime mortgage defaults, and the possibility of a liquidity/credit crunch represent growing sources of risk. Central banks have responded to the stresses in the inter-bank and commercial paper markets by acting as "lenders of last resort" and, in the case of the Federal Reserve, by cutting rates.

The U.S. Federal Reserve and the world's other central banks continue to pursue policies aimed at producing low and stable inflation, believed to be the best backdrop for steady economic growth and low average unemployment over the long term. Keeping inflation low is also an

Letter

important support for stock and bond valuations, and so central bank policies have also been "investor friendly." We view the Fed's recent rate cuts as temporarily "buying insurance" against a credit crunch, which would threaten economic growth rather than as an abandonment of its commitment to keeping inflation low.

Even against this "wall of worry" backdrop, the long-term performance of major asset classes has remained positive. In the 12 months ending October 31, 2007, equity investors were by and large rewarded as, despite several interim corrections, the Standard & Poor's 500 Index returned 15%, the Dow Jones Industrial Average returned 18%, and the NASDAQ Composite Index returned 21%. International developed and emerging markets equities performed even better, reflecting both a weakening dollar (which boosts returns for U.S. dollar-based investors) and strong local currency returns, with the MSCI EAFE Developed Market Index returning 25% and the MSCI Emerging Markets Index returning 68% over the 12-month period. The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned 5% in the 12 months ending October 31, 2007. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned 7% for the same period, reflecting its higher coupon yield.

Sudden swings in the markets are always to be expected. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury, President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/07
--------------------------------------------------------------------------------

High-yielding bonds produced healthy, positive returns for the 12 months ending October 31, 2007, despite facing increasing volatility in the closing months of the period. Strong global growth and healthy corporate profits continued to provide a favorable backdrop for corporate securities in the opening months of the period. However, worries about declining home values and a looming crisis in the subprime mortgage market led to increasing volatility for corporate bonds as well as equities in the latter months of the fiscal year. In the following discussion, Andrew D. Feltus, leader of the team managing the Pioneer Global High Yield Fund, provides an update on the Fund and its investment strategies for the 12 months ending October 31, 2007.

Q:  How did the Fund perform?

A: Pioneer Global High Yield Fund's Class A shares had a total return of 8.30%, at net asset value, for the 12 months ending October 31, 2007. Over the same period, the Merrill Lynch Global High Yield and Emerging Markets Plus Index returned 8.47% while the Merrill Lynch High Yield Master II Index rose by 6.85%. The average return of the 450 funds in Lipper's High Current Yield category for the 12 months that ended October 31, 2007 was 6.21%. On October 31, 2007, the Fund's 30-day SEC yield for Class A shares was 7.84%.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the 12 months ending October 31, 2007?

A: The conditions for investments in high-yield bonds were much more favorable during the first half of the fiscal year than the second. Early in the period, high-yield bonds, both domestic and foreign, maintained the brisk performance momentum built up over the previous two years, benefiting from the robust

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    expansion of the global economy, strong corporate profit growth, and remarkably low default rates. The supportive environment began to change during the second half of the period, however, as the effects of monetary tightening policies by the U.S. Federal Reserve Board and other major central banks began to be felt. Early signs of a deceleration of growth, particularly in the United States, began to appear, while the most speculative part of the domestic economy in recent years - the housing industry - began to slump. Falling home values created problems in the subprime mortgage market, which began to affect the balance sheets of banks and other home lenders as well as investors in some mortgage-related securities. As major banks began disclosing information about their exposure to subprime mortgages, anxieties spread through the financial markets. In a general flight to quality, investors increasingly sought out the highest-quality, lowest-risk securities, moving away from high-yield corporate bonds as well as equities. The high prices and narrow spreads - or yield advantages of high-yield bonds over Treasuries - accelerated the flight to quality, as investors saw little reward for taking on the added credit risks of lower-rated corporate debt. Despite that trend, the underlying economic fundamentals of high-yield issuers remained strong. With corporations posting strong profits and solid balance sheets, the default rate of domestic high-yield corporate bonds stood at just 1.1% at the end of the period - far below the long-term average rates.

    Outside the United States, high-yield bonds in Europe and other major industrialized nations performed in line with the domestic market, although the appreciation of most foreign currencies against the dollar boosted the returns of U.S.-based investors in foreign markets. Emerging market debt continued to outperform other parts of the high-yield universe, although corporate bonds from emerging markets endured a sharp correction when global financial markets became increasingly volatile beginning in June 2007.

Q:  What were your principal strategies?

A: We did not make any notable changes in the overall positioning of the Fund during the period, although the Fund did take profits and reduce its exposure to the European market, where we thought investors had an overly optimistic view of its growth

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/07                             (continued)
--------------------------------------------------------------------------------

    potential. We believed the high-yield market in Europe had become expensive, but we continued to favor securities denominated in the Norwegian krone, a currency that benefits from the strong demand for oil. We believed the U.S. dollar was likely to continue to weaken against other currencies, especially emerging markets, and so we maintained the Fund's positions in countries such as Brazil, Colombia and Argentina. We had reduced the Fund's exposure to emerging markets early in the fiscal year, but then added to the Fund's positions late in the period after prices of emerging market corporates became more attractive following the June market correction.

    While we did not anticipate a recession, we pared back the Fund's exposure to the more cyclical - or economically sensitive - areas of the market, such as basic industries and materials. As we did so, we added to the Fund's investments in less cyclical groups, including energy, health care and insurance. We became somewhat more defensive and increased the Fund's investments in bank loans to about 6% of Fund assets. Bank loans generally have lower credit risk than high-yield bonds.

    At the end of the fiscal year, on October 31, 2007, 58.6% of Fund assets were invested in U.S. high-yield corporate bonds, 25.3% in emerging market debt and 13.7% in high-yield corporates from other developed nations. A total of 9.4% of assets were invested in securities denominated in foreign currencies. The average credit rating of Fund holdings was B-. The Fund's effective duration - a measure of price sensitivity to changes in interest rates - was 4.04 years, while the average maturity of Fund holdings was
    6.66 years.

Q: What types of investments most affected performance during the 12 months ended October 31, 2007?

A: Many of the Fund's top individual performers during the period were the bonds of companies that issued initial public stock offerings and bought back much of their outstanding debt at higher prices than their current market prices. They included bonds of: New World Resources, a Czech coal miner; SulAmerica, a Brazilian insurance company; Codere, a Spanish-based operator of slot-machine parlors and other gaming facilities in Europe; and Intomex, a Miami-based retailer of computers in Latin America.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Other bond holdings appreciated during the period when their issuing companies were acquired by other corporations. Those included bonds of Compucom (CRH Holding), a computer services company, and Mirant Jamaica, a Jamaican utility. In addition, when Hexion acquired Huntsman, another chemical company, our investment in Hexion bonds gained in value as the company was required to buy back its previously issued debt under terms of loan covenants.

    The Fund's investment in bonds of ATF, a Kazak-based bank, also helped performance when the company was acquired by an Italian-based financial corporation. However, the Fund's holdings in two other Kazak banks, BTA and KKB, did not perform as well. In general, the Fund's increased exposure to emerging market corporate bonds late in the period did not help, as the securities tended to underperform in a volatile market. Individual investments that detracted from the Fund's performance during the period included bonds of: Tropicana Casinos & Resorts, which was hurt by slowing business at its Atlantic City, N.J. facility; homebuilder William Lyons; and Land Source, a joint venture by homebuilder Lennar Corp. and the California Public Employees' Retirement System (CALPERS).

Q:  What is your investment outlook?

A: We think an economic deceleration in the United States is likely, but not a recession. The prices of high-yield bonds - as reflected in their spreads or yield advantages over Treasuries - are now more attractive after the summer corrections, and corporate profits continue to look healthy. We believe the default rate for high-yield debt may rise, but principally because it has been extremely low relative to long-term averages. We anticipate that the Federal Reserve Board will react to developments in the economy and the markets and that further cuts in the Fed funds rate are possible.

    Overall, we believe that we have positioned the Fund relatively defensively, consistent with the outlook of slowing, but persistent economic growth.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely,

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/07                             (continued)
--------------------------------------------------------------------------------

when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                 83.2%
Senior Floating Rate Loans                       6.0%
Temporary Cash Investments                       4.4%
Asset-Backed Securities                          2.9%
Foreign Government Bonds                         1.0%
Collateralized Mortgage Obligations              0.8%
Convertible Corporate Bonds                      0.7%
Municipal Bonds                                  0.6%
Convertible Preferred Stocks                     0.2%
Rights/Warrants                                  0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.   Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)       1.16%
 2.   PGS Solutions, Inc., 9.872%, 2/15/17 (144A)            1.12
 3.   Intergen NV, 9.0%, 6/30/17 (144A)                      1.01
 4.   NCO Group, Inc., 11.875%, 11/15/14                     0.96
 5.   True Move Co., Ltd., 10.75%, 12/16/13 (144A)           0.92
 6.   Exopac Holding Corp., 11.25%, 2/1/14                   0.91
 7.   Broadview Networks Holdings, 11.375%, 9/1/12 (144A)    0.89
 8.   First Data Corp., 9.875%, 9/24/15 (144A)               0.81
 9.   Petromena AS, 9.75%, 5/24/12 (144A)                    0.80
10.   Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)         0.76

* The list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/07
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   10/31/07   10/31/06
------- ---------- ---------
    A     $12.30    $12.34
    B     $12.27    $12.31
    C     $12.24    $12.28
    Y     $12.10    $12.19

 Class   10/31/07    7/6/07
------- ---------- ---------
    Z     $12.31    $12.65

Distributions Per Share
--------------------------------------------------------------------------------

                      11/1/06 - 10/31/07
        -----------------------------------------------
         Net Investment     Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
------- ---------------- --------------- --------------
    A        $0.9768         $0.0304         $0.0306
    B        $0.8712         $0.0304         $0.0306
    C        $0.8772         $0.0304         $0.0306
    Y        $0.9928         $0.0304         $0.0306

                       7/6/07 - 10/31/07
        -----------------------------------------------
         Net Investment     Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
------- ---------------- --------------- --------------
   Z    $0.3225               $   -           $   -

--------------------------------------------------------------------------------
INDEX DEFINITION
--------------------------------------------------------------------------------

The Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 11-15.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/07                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 2007)
                                            Net Asset    Public Offering
Period                                     Value (NAV)     Price (POP)
Life-of-Class
(8/27/01)                                     13.01%          12.17%
5 Years                                       17.11           16.04
1 Year                                         8.30            3.43
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2007)

                                              Gross            Net
                                              1.18%           1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ML Global High
                                 Pioneer Global    Yield and Emerging
                                 High Yield Fund   Markets Plus Index
                                 ---------------   ------------------
8/01                                 $ 9,550              $10,000
10/01                                  9,245                9,591
10/02                                  9,273                9,429
10/03                                 13,501               12,700
10/04                                 15,502               14,456
10/05                                 16,822               15,317
10/06                                 18,860               17,095
10/07                                 20,425               18,543

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/10 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/07                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 2007)
                                             If          If
Period                                      Held      Redeemed
Life-of-Class
(11/21/03)                                  9.72%       9.33%
1 Year                                      7.41        3.42
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2007)
                                           Gross        Net

                                           1.96%       1.96%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ML Global High
                                 Pioneer Global    Yield and Emerging
                                 High Yield Fund   Markets Plus Index
                                 ---------------   ------------------
11/03                                $10,000             $10,000
10/04                                 11,146              11,192
10/05                                 11,995              11,858
10/06                                 13,344              13,234
10/07                                 14,132              14,355

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/08 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/07                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 2007)
                                           If          If
Period                                    Held      Redeemed
Life-of-Class
(11/21/03)                                9.58%       9.58%
1 Year                                    7.48        7.48
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2007)
                                          Gross        Net

                                          1.89%       1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ML Global High
                                 Pioneer Global    Yield and Emerging
                                 High Yield Fund   Markets Plus Index
                                 ---------------   ------------------
11/03                                $10,000              $10,000
10/04                                 11,079               11,192
10/05                                 11,921               11,858
10/06                                 13,267               13,234
10/07                                 14,260               14,355

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" results reflect the deduction of 1% CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/08 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/07                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 2007)
                                           If          If
Period                                    Held      Redeemed
Life-of-Class
(8/27/01)                                12.79%      12.79%
5 Years                                  16.82       16.82
1 Year                                    8.12        8.12
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2007)

                                          Gross       Net
                                          0.73%      0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ML Global High
                                 Pioneer Global    Yield and Emerging
                                 High Yield Fund   Markets Plus Index
                                 ---------------   ------------------
8/01                                 $10,000              $10,000
10/01                                  9,682                9,591
10/02                                  9,711                9,429
10/03                                 14,138               12,700
10/04                                 16,234               14,456
10/05                                 17,616               15,317
10/06                                 19,542               17,095
10/07                                 21,130               18,543

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of the Fund's Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception on 8/27/01 would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/07                                       CLASS Z SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 2007)
                                          If          If
Period                                   Held      Redeemed
Life-of-Class
(8/27/01)                               13.03%      13.03%
5 Years                                 17.14       17.14
1 Year                                   8.44        8.44
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated July 6, 2007)

                                         Gross       Net
                                         0.93%      0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ML Global High
                                 Pioneer Global    Yield and Emerging
                                 High Yield Fund   Markets Plus Index
                                 ---------------   ------------------
8/01                                 $10,000              $10,000
10/01                                  9,682                9,591
10/02                                  9,711                9,429
10/03                                 14,138               12,700
10/04                                 16,234               14,456
10/05                                 17,616               15,317
10/06                                 19,751               17,095
10/07                                 21,418               18,543

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Z shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception July 6, 2007 would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/2010 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2007** through October 31, 2007.

Share Class                        A             B             C             Y             Z
-------------------------------------------------------------------------------------------------
Beginning Account Value        $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
On 5/1/07**

Ending Account Value           $   997.51    $   993.25    $   994.17    $   999.35    $   999.10
On 10/31/07

Expenses Paid During Period*   $     5.34    $     9.29    $     9.15    $     3.53    $     2.23

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.85%, 1.82%, 0.70% and 0.69% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period) (118/365 for Class Z shares).

**   7/6/07 for Class Z shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflect ing the period from May 1, 2007** through October 31, 2007.

Share Class                        A             B            C             Y             Z
------------------------------------------------------------------------------------------------
Beginning Account Value        $ 1,000.00    $1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
On 5/1/07**

Ending Account Value           $ 1,019.86    $1,015.88    $ 1,016.03    $ 1,021.68    $ 1,013.93
On 10/31/07

Expenses Paid During Period*   $     5.40    $    9.40    $     9.25    $     3.57    $     2.25

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.85%, 1.82%, 0.70% and 0.69% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period) (118/365 for Class Z shares).

**   7/6/07 for Class Z shares.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07
--------------------------------------------------------------------------------

                          Floating
          Principal       Rate (b)
           Amount       (unaudited)                                                          Value
                                      CONVERTIBLE CORPORATE BONDS - 0.7%
                                      Pharmaceuticals & Biotechnology - 0.1%
                                      Pharmaceuticals - 0.1%
      $     2,940,000                 Pharm Resources, 2.875%, 9/30/10              $    2,690,100
                                                                                    --------------
                                      Total Pharmaceuticals & Biotechnology         $    2,690,100
                                                                                    --------------
                                      Real Estate - 0.4%
                                      Retail Real Estate Investment Trust - 0.4%
           10,050,000                 General Growth Properties, 3.98%,
                                      4/15/27 (144A)                                $    9,120,375
                                                                                    --------------
                                      Total Real Estate                             $    9,120,375
                                                                                    --------------
                                      Software & Services - 0.2%
                                      Systems Software - 0.2%
            3,270,000                 Macrovision Corp., 2.625%, 8/15/11 (144A)     $    3,580,650
                                                                                    --------------
                                      Total Software & Services                     $    3,580,650
                                                                                    --------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS
                                      (Cost $15,709,566)                            $   15,391,125
                                                                                    --------------
                                      ASSET BACKED SECURITIES - 2.9%
                                      Energy - 0.1%
                                      Oil & Gas Equipment & Services - 0.1%
            3,400,000       8.37      Sevan Marine ASA, Floating Rate Note,
                                      5/14/13 (144A)                                $    3,366,000
                                                                                    --------------
                                      Total Energy                                  $    3,366,000
                                                                                    --------------
                                      Transportation - 0.3%
                                      Airlines - 0.3%
              784,946                 American Airlines, Inc., 7.377%, 5/23/19      $      737,849
            4,604,453                 American Airlines, Inc., 7.379%, 5/23/16           4,305,163
              119,983                 Continental Airlines, Inc., 8.312%, 4/2/11           119,384
            1,545,239                 Continental Airlines, Inc., 8.499%, 5/1/11         1,552,965
                                                                                    --------------
                                                                                    $    6,715,361
                                                                                    --------------
                                      Total Transportation                          $    6,715,361
                                                                                    --------------
                                      Consumer Services - 0.3%
                                      Restaurants - 0.3%
            6,240,000                 Dunkin Brands Master Finance LLC,
                                      8.28%, 6/20/31 (144A)                         $    6,416,692
                                                                                    --------------
                                      Total Consumer Services                       $    6,416,692
                                                                                    --------------
                                      Retailing - 0.4%
                                      Distributors - 0.4%
            9,100,000                 Intcomex, Inc., 11.75%, 1/15/11               $    9,282,000
                                                                                    --------------
                                      Total Retailing                               $    9,282,000
                                                                                    --------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Floating
          Principal       Rate (b)
           Amount       (unaudited)                                                          Value
                                      Food & Drug Retailing - 0.4%
                                      Food Retail - 0.4%
      $     8,785,000                 Dominos Pizza Master Issuer LLC, 7.629%,
                                      4/25/37 (144A)                                $    8,549,246
                                                                                    --------------
                                      Total Food & Drug Retailing                   $    8,549,246
                                                                                    --------------
                                      Banks - 0.3%
                                      Thrifts & Mortgage Finance - 0.3%
            5,985,000       8.39      Taganka Car Loan Finance Plc, Floating Rate
                                      Note, 11/14/13 (144A)                         $    5,985,000
                                                                                    --------------
                                      Total Banks                                   $    5,985,000
                                                                                    --------------
                                      Technology Hardware & Equipment - 0.5%
                                      Electronic Manufacturing Services - 0.5%
           10,835,000                 CIA Transporte Energia, 8.875%,
                                      12/15/16 (144A)                               $    9,995,288
                                                                                    --------------
                                      Total Technology Hardware & Equipment         $    9,995,288
                                                                                    --------------
                                      Utilities - 0.6%
                                      Electric Utilities - 0.6%
            1,564,623                 FPL Energy National Wind, 6.125%,
                                      3/25/19 (144A)                                $    1,578,611
            1,755,080                 FPL Energy Wind Funding, 6.876%,
                                      6/27/17 (144A)                                     1,772,631
            8,439,461                 Ormat Funding Corp., 8.25%, 12/30/20               8,608,250
                                                                                    --------------
                                                                                    $   11,959,492
                                                                                    --------------
                                      Total Utilities                               $   11,959,492
                                                                                    --------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $62,370,779)                            $   62,269,079
                                                                                    --------------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
                                      Banks - 0.8%
                                      Thrifts & Mortgage Finance - 0.8%
            9,670,000                 Global Tower Partners Acquisition, 7.87%
                                      5/15/37 (144A)                                $    9,182,342
            4,890,000                 SBA CMBS Trust, 7.825%, 11/15/36 (144A)            4,660,874
            4,315,000                 T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)         4,093,013
                                                                                    --------------
                                                                                    $   17,936,229
                                                                                    --------------
                                      Total Banks                                   $   17,936,229
                                                                                    --------------
                                      TOTAL COLLATERALIZED MORTGAGE
                                      OBLIGATIONS
                                      (Cost $18,874,897)                            $   17,936,229
                                                                                    --------------


The accompanying notes are an integral part of these financial statements.    19

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                           Value
                                        CORPORATE BONDS - 84.1%
                                        Energy - 12.7%
                                        Coal & Consumable Fuels - 1.2%
        $     3,650,000                 Empire Capital Resources Pte, 9.375%,
                                        12/15/11 (144A)                                $    3,905,500
             14,300,000                 Massey Energy Co., 6.875%, 12/15/13                13,513,500
EURO          6,330,000                 New World Resources BV, 7.375%,
                                        5/15/15 (144A)                                      8,838,898
                                                                                       --------------
                                                                                       $   26,257,898
                                                                                       --------------
                                        Integrated Oil & Gas - 0.4%
                750,000                 Indo Intergrate Energy, 8.5%, 6/1/12           $      749,109
              6,965,000                 Tristan Oil, Ltd., 10.50%, 1/1/12 (144A)            6,756,050
                                                                                       --------------
                                                                                       $    7,505,159
                                                                                       --------------
                                        Oil & Gas Drilling - 1.8%
             12,000,000                 DDI Holdings AS, 9.3%, 1/19/12 (144A)          $   12,480,000
              1,450,000                 DDI Holdings AS, 9.3%, 4/23/12 (144A)               1,504,375
             11,203,000                 Norse Energy ASA, 6.5%, 7/14/11 (144A)              9,298,490
NOK           6,500,000                 Norse Energy ASA, 10.0%, 7/13/10                    1,206,499
NOK          32,500,000                 PetroJack AS, 11.0%, 4/12/10                        6,032,497
              8,200,000                 Prodjack AS, 11.25%, 3/8/13 (144A)                  7,995,000
                                                                                       --------------
                                                                                       $   38,516,861
                                                                                       --------------
                                        Oil & Gas Equipment & Services - 2.6%
              4,630,000                 Bristow Group, Inc., 7.5%, 9/15/17 (144A)      $    4,768,900
              7,965,000                 Complete Production Service, 8.0%, 12/15/16         7,726,050
              4,200,000                 Nexus, 10.5%, 3/7/12 (144A)                         4,137,000
NOK          55,500,000                 Norwegian Energy Co., 11.0%, 7/13/10 (144A)        10,301,648
NOK          87,000,000                 Petromena AS, 9.75%, 5/24/12 (144A)                16,513,697
              4,000,000                 Semgroup LP, 8.75%, 11/15/15 (144A)                 3,840,000
              6,500,000                 Sevan Marine ASA, 9.25%, 12/20/11 (144A)            6,597,500
NOK          10,000,000                 Sevan Marine ASA, 0.0%, 10/24/12 (144A)             1,921,445
                                                                                       --------------
                                                                                       $   55,806,240
                                                                                       --------------
                                        Oil & Gas Exploration & Production - 4.6%
                 60,000                 Baytex Energy, Ltd., 9.625%, 7/15/10 (144A)    $       61,950
              5,395,000                 Baytex Energy, Ltd., 9.625%, 7/15/10                5,570,338
              1,405,000                 Berry Petroleum Co., 8.25% 11/1/16                  1,433,100
             10,600,000                 Biofuel Energy, 19.0%, 6/7/12                      10,494,000
EURO          2,550,000                 Chesapeake Energy, 6.25%, 1/15/17                   3,632,795
                500,000                 Cimarex Energy Co., 7.125%, 5/1/17                    499,375
              5,450,000                 Forest Oil Corp., 7.25%, 6/15/19 (144A)             5,450,000
              4,270,000                 Harvest Operations Corp., 7.875%, 10/15/11          4,152,575
              9,140,000                 Hilcorp Energy, 7.75%, 11/1/15 (144A)               8,991,474


20    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Floating
           Principal       Rate (b)
            Amount       (unaudited)                                                               Value
                                       Oil & Gas Exploration & Production - (continued)
       $     5,740,000                 Hilcorp Energy, 9.0%, 6/1/16 (144A)                $    5,955,250
             2,810,000                 Mariner Energy, Inc., 8.0%, 5/15/17                     2,774,875
NOK         48,000,000                 PA Resources AB, 8.75%, 3/10/10                         8,864,762
             7,895,000                 Parallel Petroleum Corp., 10.25%,
                                       8/1/14 (144A)                                           8,013,425
             1,900,000                 Petroprod, Ltd., 10.85%, 5/24/13 (144A)                 1,890,500
             1,500,000      11.25      Petroprod, Ltd., Floating Rate Note,
                                       1/12/12 (144A)                                          1,485,000
             2,150,000                 Petroquest Energy, Inc., 10.375%, 5/15/12               2,203,750
             1,550,000                 Pogo Producing Co., 6.625%, 3/15/15                     1,565,500
             4,740,000                 Pogo Producing Co., 6.875%, 10/1/17                     4,799,250
             5,065,000                 Quicksilver Resources, Inc., 7.125%, 4/1/16             4,989,025
             5,760,000                 Range Resources Corp., 7.5%, 5/15/16                    5,875,200
             2,405,000                 Stone Energy Corp., 6.75%, 12/15/14                     2,221,619
             7,695,000                 Verasun Energy Corp., 9.875%, 12/15/12                  7,627,669
                                                                                          --------------
                                                                                          $   98,551,432
                                                                                          --------------
                                       Oil & Gas Refining & Marketing - 1.1%
            14,795,000                 Aventine Renewable Energy, 10.0%, 4/1/17           $   13,167,550
            11,565,000                 Verasun Energy Corp., 9.375%, 6/1/17 (144A)             9,512,213
                                                                                          --------------
                                                                                          $   22,679,763
                                                                                          --------------
                                       Oil & Gas Storage & Transportation - 1.0%
             4,390,000                 Blt Finance BV, 7.5%, 5/15/14 (144A)               $    3,972,950
             5,540,000      8.375      Enterprise Products, Floating Rate Note, 8/1/66         5,766,830
               960,000                 Inergy LP, 8.25%, 3/1/16                                1,003,200
             1,390,000                 Targa Resources, Inc., 8.50%, 11/1/13 (144A)            1,403,900
             6,030,000       7.00      Teppco Partners LP, Floating Rate Note, 6/1/67          5,445,180
             5,250,000                 Transport De Gas Del Sur, 7.875%,
                                       5/14/17 (144A)                                          4,795,875
                                                                                          --------------
                                                                                          $   22,387,935
                                                                                          --------------
                                       Total Energy                                       $  271,705,288
                                                                                          --------------
                                       Materials - 14.5%
                                       Aluminum - 1.3%
             3,960,000                 Aleris International, Inc., 9.0%, 12/15/14         $    3,573,900
             9,190,000                 Aleris International, Inc., 10.0%, 12/15/16             8,087,200
            12,215,000                 Asia Aluminum Holdings, 8.0%,
                                       12/23/11 (144A)                                        11,864,430
             5,322,000                 Indalex Holding, 11.5%, 2/1/14                          4,949,460
                                                                                          --------------
                                                                                          $   28,474,990
                                                                                          --------------


The accompanying notes are an integral part of these financial statements.    21

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                              Value
                                        Commodity Chemicals - 1.1%
        $       515,000                 Arco Chemical Co., 9.8%, 2/1/20                   $      504,700
              7,061,000                 Georgia Gulf Corp., 9.5%, 10/15/14 (d)                 6,107,765
             11,110,000                 Georgia Gulf Corp., 10.75%, 10/15/16 (d)               8,804,675
              3,410,000                 Invista, 9.25%, 5/1/12 (144A)                          3,597,550
              5,050,000                 Tronox Worldwide/Finance, 9.5%, 12/1/12                4,873,250
                                                                                          --------------
                                                                                          $   23,887,940
                                                                                          --------------
                                        Construction Materials - 1.3%
             15,675,000                 Advanced Glass Yarn Corp., 11.0%,
                                        11/15/14 (144A)                                   $   15,439,875
              3,730,000                 Blaze Recycling & Metals, 10.875%,
                                        7/15/12 (144A)                                         3,730,000
              1,500,000                 Panolan Industries International, 10.75%,
                                        10/1/13 (144A)                                         1,425,000
              6,800,000                 U.S. Concrete, Inc., 8.375%, 4/1/14                    6,188,000
                                                                                          --------------
                                                                                          $   26,782,875
                                                                                          --------------
                                        Diversified Chemical - 2.7%
             13,825,000                 Basell Finance Co., 8.1%, 3/15/27 (144A)          $   12,027,750
              5,300,000                 Hexion US Fin/Nova Scotia, 9.75%, 11/15/14             5,816,750
EURO         17,975,000                 Ineos Group Holdings Plc, 7.875%,
                                        2/15/16 (144A)                                        23,978,655
EURO          3,320,000                 Nell AF Sarl, 8.375%, 8/15/15 (144A)                   4,428,881
                500,000                 Nell AF Sarl, 8.375%, 8/15/15 (144A)                     447,500
              7,875,000                 Phibro Animal Health Corp., 10.0%,
                                        8/1/13 (144A)                                          8,091,563
              3,530,000                 Phibro Animal Health Corp., 13.0%,
                                        8/1/14 (144A)                                          3,618,250
                                                                                          --------------
                                                                                          $   58,409,349
                                                                                          --------------
                                        Diversified Metals & Mining - 1.9%
             12,630,000                 FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)     $   14,966,550
              2,740,000                 Freeport-McMoran Copper & Gold,
                                        8.375%, 4/1/17                                         3,000,300
              6,910,000       9.36      Noranda Aluminum Acquisition, Floating Rate
                                        Note, 5/15/15 (144A)                                   6,374,475
              6,525,000                 PNA Group, Inc., 10.75%, 9/1/16                        6,671,813
              5,645,000      12.56      PNA Intermed Holding Corp., Floating Rate Note,
                                        2/15/13 (144A)                                         5,546,213
              2,550,000                 Vale Overseas, Ltd., 8.25%, 1/17/34                    3,060,574
                745,000                 Vedenta Resources Plc, 6.625%,
                                        2/22/10 (144A)                                           741,275
                                                                                          --------------
                                                                                          $   40,361,200
                                                                                          --------------


22    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                          Value
                                        Forest Products - 0.3%
        $     4,370,000                 Ainsworth Lumber, 6.75%, 3/15/14 (d)          $    2,797,300
              3,675,000                 Mandra Forestry, 12.0%, 5/15/13 (144A)             3,785,250
                                                                                      --------------
                                                                                      $    6,582,550
                                                                                      --------------
                                        Metal & Glass Containers - 1.3%
EURO          4,245,000                 Consol Glass, Ltd., 7.625%, 4/15/14 (144A)    $    6,064,462
EURO          9,150,000                 Impress Metal Pack Holding, 9.25%,
                                        9/15/14 (144A)                                    14,063,554
              6,820,000                 Vitro Sab De Cv, 9.125%, 2/1/17                    6,734,750
                                                                                      --------------
                                                                                      $   26,862,766
                                                                                      --------------
                                        Paper Packaging - 1.3%
              8,558,000                 AEP Industries, Inc., 7.875%, 3/15/13         $    8,301,260
              9,530,000                 Graphic Packaging Co., 9.5%, 8/15/13              10,006,500
             10,400,000                 Pioneer Natural Resources, 10.0%, 6/1/13           9,672,000
                                                                                      --------------
                                                                                      $   27,979,760
                                                                                      --------------
                                        Paper Products - 0.9%
             18,420,000                 Exopac Holding Corp., 11.25%, 2/1/14          $   18,788,400
                                                                                      --------------
                                        Precious Metals & Minerals - 0.1%
              2,625,000                 Alrosa Finance SA, 8.875%, 11/17/14 (144A)    $    2,883,563
                                                                                      --------------
                                        Specialty Chemicals - 0.8%
              6,545,000                 Chemtura Corp., 6.875%, 6/1/16                $    6,250,474
EURO          3,160,000                 Kronos International, Inc., 6.5%, 4/15/13          4,112,346
              3,880,000                 LPG International, Inc., 7.25%, 12/20/15           3,905,220
              2,445,000                 Macermid, Inc., 9.5%, 4/15/17 (144A)               2,334,975
                                                                                      --------------
                                                                                      $   16,603,015
                                                                                      --------------
                                        Steel - 1.5%
             14,760,000                 Algoma Acquisition Corp., 9.875%,
                                        6/15/15 (144A)                                $   13,062,600
EURO         13,800,000                 Bulgaria Steel Finance, 12.0%, 5/4/13             13,306,653
              2,735,000                 Ryerson, Inc., 12.0%, 11/1/15 (144A)               2,810,213
EURO          2,505,000                 Zlomrex International, 8.5%, 2/1/14 (144A)         3,274,474
                                                                                      --------------
                                                                                      $   32,453,940
                                                                                      --------------
                                        Total Materials                               $  310,070,348
                                                                                      --------------
                                        Capital Goods - 8.6%
                                        Aerospace & Defense - 0.1%
              1,500,000                 Transdigm, Inc., 7.75%, 7/15/14               $    1,526,250
                                                                                      --------------


The accompanying notes are an integral part of these financial statements.    23

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                              Value
                                        Building Products - 1.1%
        $    15,315,000       9.81      Builders Firstsource, Inc., Floating Rate Note,
                                        2/15/12                                           $   14,396,100
              9,125,000                 Esco Corp., 8.625%, 12/15/13 (144A)                    9,284,688
                                                                                          --------------
                                                                                          $   23,680,788
                                                                                          --------------
                                        Construction & Engineering - 0.9%
              2,975,000                 Desarrolladora Homex SA, 7.5%, 9/28/15            $    3,019,625
              9,370,000                 Desarrollos Metropolitan, 10.875%,
                                        5/9/17 (144A)                                          7,941,075
              4,450,000                 Dycom Industries, 8.125%, 10/15/15                     4,527,875
NOK          16,500,000                 Sevan Drilling, 0.0%, 12/7/12 (144A)                   3,116,518
                                                                                          --------------
                                                                                          $   18,605,093
                                                                                          --------------
                                        Construction, Farm Machinery & Heavy Trucks - 2.3%
              4,260,000                 Accuride Corp., 8.5%, 2/1/15                      $    4,004,400
              4,775,000                 American Railcar, 7.5%, 3/1/14                         4,715,312
             12,820,000                 Commercial Vehicle Group, 8.0%, 7/1/13                12,307,200
              2,700,000                 Greenbrier Co., Inc., 8.375%, 5/15/15                  2,669,625
             16,550,000                 Stanadyne Corp., 12.0%, 2/15/15 (STEP)                13,405,500
              4,265,000                 Stanadyne Corp., 10.0%, 8/15/14                        4,328,975
              8,330,000                 Titan Wheel International, Inc., 8.0%, 1/15/12         8,330,000
                                                                                          --------------
                                                                                          $   49,761,012
                                                                                          --------------
                                        Electrical Component & Equipment - 1.9%
             12,695,000                 Baldor Electric, 8.625%, 2/15/17                  $   13,234,538
             13,690,000                 Caiua Serv Electricidad, 11.125%,
                                        4/2/49 (144A)                                         13,792,675
             12,000,000                 Power Contract Financing LLC, 0.0%,
                                        2/5/10 (144A)                                         10,320,000
EURO          1,975,000                 Vac Finanzierung BMGH, 9.25%,
                                        4/15/16 (144A)                                         2,949,663
                                                                                          --------------
                                                                                          $   40,296,876
                                                                                          --------------
                                        Heavy Electrical Equipment - 1.2%
              9,800,000                 Altra Industrial Motion, 9.0%, 12/1/11            $    9,849,000
              9,200,000                 Altra Industrial Motion, 9.0%, 12/1/11                 9,246,000
GBP           1,068,594                 Altra Industrial Motion, 11.25%, 2/15/13               2,447,117
              4,500,000                 Hawk Corp., 8.75%, 11/1/14                             4,545,000
                                                                                          --------------
                                                                                          $   26,087,117
                                                                                          --------------
                                        Industrial Conglomerates - 0.3%
              6,425,000                 Industrias Unidas, 11.5%, 11/15/16 (144A)         $    5,589,750
                                                                                          --------------
                                        Industrial Machinery - 0.3%
              7,365,000                 Mueller Water Products, 7.375%, 6/1/17            $    6,849,450
                                                                                          --------------


24    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                               Value
                                        Trading Companies & Distributors - 0.5%
        $     2,000,000                 Glencore Finance Europe, 8.0%, 2/28/49             $    2,038,000
              8,000,000                 Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)         8,400,000
              1,345,000                 Mobile Services Group, Inc., 9.75%,
                                        8/1/14 (144A)                                           1,351,725
                                                                                           --------------
                                                                                           $   11,789,725
                                                                                           --------------
                                        Total Capital Goods                                $  184,186,061
                                                                                           --------------
                                        Commercial Services & Supplies - 2.2%
                                        Diversified Commercial Services - 1.5%
             19,800,000                 NCO Group, Inc., 11.875%, 11/15/14                 $   19,701,000
             11,870,000      10.23      NCO Group, Inc., Floating Rate Note, 11/15/13          11,780,975
              1,045,000                 Park-Ohio Industries, Inc., 8.375%, 11/15/14              974,463
                                                                                           --------------
                                                                                           $   32,456,438
                                                                                           --------------
                                        Environmental & Facilities Services - 0.7%
              3,570,000                 Clean Harbors, Inc., 11.25%, 7/15/12               $    3,842,883
EURO          1,798,214                 New Reclamation Group, 8.125%,
                                        2/1/13 (144A)                                           2,607,412
              4,400,000      10.30      Ohio Air Quality Development, Floating Rate
                                        Note, 6/8/22 (144A)                                     4,136,000
              5,100,000                 Waste Services, Inc., 9.5%, 4/15/14                     5,100,000
                                                                                           --------------
                                                                                           $   15,686,295
                                                                                           --------------
                                        Total Commercial Services & Supplies               $   48,142,733
                                                                                           --------------
                                        Transportation - 1.8%
                                        Air Freight & Couriers - 0.1%
              2,000,000                 Ceva Group Plc, 10.0%, 9/1/14 (144A)               $    2,082,500
                                                                                           --------------
                                        Airlines - 0.3%
              7,500,000                 Gol Finance, 8.75%, 4/29/49 (144A)                 $    7,368,750
                                                                                           --------------
                                        Marine - 0.3%
              1,600,000      11.67      DP Producer AS, Floating Rate Note,
                                        12/5/11 (144A)                                     $    1,552,000
              1,500,000                 Seabulk International, Inc., 9.5%, 8/15/13              1,597,500
              2,410,000                 Trailer Bridge, Inc., 9.25%, 11/15/11                   2,428,074
                                                                                           --------------
                                                                                           $    5,577,574
                                                                                           --------------
                                        Marine Ports & Services - 0.5%
             10,100,000                 Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)        $   10,175,750
                                                                                           --------------
                                        Railroads - 0.6%
              9,100,000                 Kansas City Southern Mex, 7.625%, 12/1/13          $    9,282,000
              3,855,000                 TFM SA De CV, 9.375%, 5/1/12                            4,086,300
                                                                                           --------------
                                                                                           $   13,368,300
                                                                                           --------------
                                        Total Transportation                               $   38,572,874
                                                                                           --------------


The accompanying notes are an integral part of these financial statements.    25

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                              Value
                                        Automobiles & Components - 1.3%
                                        Auto Parts & Equipment - 0.7%
        $     3,625,000                 Allison Transmission, 11.0%, 11/1/15 (144A)       $    3,692,969
              5,500,000                 Allison Transmission, 11.25%, 11/1/15 (144A)           5,424,375
              7,090,000                 Cooper Standard Auto, 8.375%, 12/15/14 (d)             6,310,100
                                                                                          --------------
                                                                                          $   15,427,444
                                                                                          --------------
                                        Automobile Manufacturers - 0.6%
              3,295,000                 Ford Motor Credit Co., 8.0%, 12/15/16             $    3,050,491
              6,955,000                 Ford Motor Credit Corp., 7.375%, 10/28/09              6,707,778
EURO          1,450,000                 General Motors Corp., 7.25%, 7/3/13                    1,976,350
              1,500,000                 General Motors Acceptance Corp.,
                                        6.75%, 12/1/14                                         1,329,141
                                                                                          --------------
                                                                                          $   13,063,760
                                                                                          --------------
                                        Total Automobiles & Components                    $   28,491,204
                                                                                          --------------
                                        Consumer Durables & Apparel - 1.7%
                                        Footwear - 0.3%
EURO          5,500,000      10.23      EDCON Holdings Property, Ltd., Floating Rate
                                        Note, 6/15/15 (144A)                              $    7,337,002
                                                                                          --------------
                                        Homebuilding - 0.7%
              1,830,000       6.72      C10 Capital SPV, Ltd., Floating Rate Note,
                                        12/31/49 (144A)                                   $    1,763,571
              2,215,000       6.64      C8 Capital SPV, Ltd., Floating Rate Note,
                                        12/31/49 (144A)                                        2,159,559
              4,120,000                 Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)         4,243,600
             10,120,000                 William Lyon Homes, 7.5%, 2/15/14 (d)                  6,375,600
                                                                                          --------------
                                                                                          $   14,542,330
                                                                                          --------------
                                        Housewares & Specialties - 0.7%
              3,730,000                 Jarden Corp., 7.5%, 5/1/17                        $    3,543,500
             10,965,000                 Yankee Acquisition Corp., 9.75%, 2/15/17 (d)          10,142,625
                                                                                          --------------
                                                                                          $   13,686,125
                                                                                          --------------
                                        Total Consumer Durables & Apparel                 $   35,565,457
                                                                                          --------------
                                        Consumer Services - 3.3%
                                        Casinos & Gaming - 3.2%
              9,750,000                 Buffalo Thunder Rev Authority, 9.375%,
                                        12/15/14 (144A)                                   $    9,116,250
EURO          3,200,000                 Codere Finance SA, 8.25%, 6/15/15 (144A)               4,709,601
              7,610,000                 Fontainebleau Las Vegas, 10.25%,
                                        6/15/15 (144A)                                         7,115,350
              4,095,000                 Galaxy Entertainment Financial, 9.875%,
                                        12/15/12 (144A)                                        4,391,888


26    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                            Value
                                        Casinos & Gaming - (continued)
        $     6,260,000                 Little Traverse Bay Odawa Inn, 10.25%,
                                        2/15/14 (144A)                                  $    6,416,500
EURO          4,515,000                 Lottomatica S.p.A., 8.25%, 3/31/66 (144A)            6,710,420
EURO          3,265,000                 Peermont Global, Ltd., 7.75%, 4/30/14 (144A)         4,544,881
                850,000                 San Pasqual Casino, 8.0%, 9/15/13 (144A)               858,500
              6,990,000                 Shingle Springs Tribal, 9.375%,
                                        6/15/15 (144A)                                       7,024,950
              7,255,000                 Station Casinos, Inc., 6.625%, 3/15/18               5,749,587
             14,850,000                 Tropicana Finance Corp., 9.625%,
                                        12/15/14 (144A)                                     11,137,500
              1,995,000                 Trump Entertainment Resorts, 8.5%, 6/1/15            1,690,763
                                                                                        --------------
                                                                                        $   69,466,190
                                                                                        --------------
                                        Hotels, Resorts & Cruise Lines - 0.1%
              1,000,000       9.89      HRP Myrtle Beach, Floating Rate Note,
                                        4/1/12 (144A)                                   $    1,001,250
                                                                                        --------------
                                        Total Consumer Services                         $   70,467,440
                                                                                        --------------
                                        Media - 2.1%
                                        Broadcasting & Cable TV - 0.9%
              9,640,000                 C&M Finance, Ltd., 8.1%, 2/1/16 (144A)          $    9,447,200
              4,760,000                 CCH I LLC, 11.0%, 10/1/15                            4,617,200
              3,395,000                 CCH II LLC/CCH II Capital Corp.,
                                        10.25%, 9/15/10                                      3,454,413
              2,345,000                 Kabel Deutschland GMBH, 10.625%, 7/1/14              2,544,325
                                                                                        --------------
                                                                                        $   20,063,138
                                                                                        --------------
                                        Movies & Entertainment - 0.6%
             11,670,000                 Corp Interamer De Entret, 8.875%,
                                        6/14/15 (144A)                                  $   11,903,400
                                                                                        --------------
                                        Publishing - 0.6%
              8,339,048                 AAC Group Holding Corp., 12.75%, 10/1/12        $    8,047,181
              2,065,000                 Sheridan Acquisition Corp., 10.25%, 8/15/11          2,116,624
              3,580,000                 Visant Holding Corp., 10.25%, 12/1/13 (STEP)         3,347,300
                                                                                        --------------
                                                                                        $   13,511,105
                                                                                        --------------
                                        Total Media                                     $   45,477,643
                                                                                        --------------
                                        Retailing - 0.9%
                                        Distributors - 0.1%
              3,240,000                 Kar Holdings, Inc., 10.0%, 5/1/15 (144A)        $    3,094,200
                                                                                        --------------
                                        General Merchandise Stores - 0.2%
              3,380,000                 Central Garden, 9.125%, 2/1/13                  $    3,227,900
                                                                                        --------------


The accompanying notes are an integral part of these financial statements.    27

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                               Value
                                        Specialty Stores - 0.6%
        $    12,755,000                 Sally Holdings LLC, 10.5%, 11/15/16 (d)            $   12,691,225
                                                                                           --------------
                                        Total Retailing                                    $   19,013,325
                                                                                           --------------
                                        Food & Drug Retailing - 0.7%
                                        Drug Retail - 0.2%
              4,410,000                 Duane Reade, Inc., 9.75%, 8/1/11                   $    4,277,700
                                                                                           --------------
                                        Food Distributors - 0.5%
              5,100,000                 Fabrica de Productos, 9.25%, 2/23/17 (144A)        $    5,068,380
              4,485,000                 JBS SA, 10.5%, 8/4/16 (144A)                            4,742,888
                                                                                           --------------
                                                                                           $    9,811,268
                                                                                           --------------
                                        Total Food & Drug Retailing                        $   14,088,968
                                                                                           --------------
                                        Food, Beverage & Tobacco - 1.6%
                                        Agricultural Products - 0.6%
              2,800,000                 Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)           $    2,695,000
              9,780,000                 Cosan SA Industria, 8.25%, 2/15/49 (144A)               9,608,850
                                                                                           --------------
                                                                                           $   12,303,850
                                                                                           --------------
                                        Brewers - 0.2%
              1,495,000                 Argentine Beverages, 7.375%, 3/22/12 (144A)        $    1,515,183
              4,041,000                 Cerveceria Nacio, 8.0% 3/27/14 (144A)                   4,172,333
                120,000                 Cia Brasileira de Bebida, 8.75%, 9/15/13                  137,556
                                                                                           --------------
                                                                                           $    5,825,072
                                                                                           --------------
                                        Distillers & Vintners - 0.2%
EURO            252,825                 Belvedere, 0%, 4/11/14                             $      326,966
EURO          3,286,800                 Belvedere, 7.692%, 4/11/14                              4,110,555
                                                                                           --------------
                                                                                           $    4,437,521
                                                                                           --------------
                                        Packaged Foods & Meats - 0.3%
              5,360,000                 Bertin, Ltd., 10.25%, 10/5/16 (144A)               $    5,922,800
                                                                                           --------------
                                        Tobacco - 0.3%
              6,415,000                 Alliance One International, Inc., 8.5%, 5/15/12    $    6,382,925
                                                                                           --------------
                                        Total Food, Beverage & Tobacco                     $   34,872,168
                                                                                           --------------
                                        Health Care Equipment & Services - 3.4%
                                        Health Care Equipment - 0.3%
              7,435,000                 Accellent, Inc., 10.5%, 12/1/13                    $    7,007,488
                                                                                           --------------
                                        Health Care Facilities - 1.1%
              5,200,000                 Community Health Systems, 8.875%,
                                        7/15/15 (144A)                                     $    5,265,000
              5,285,000                 Hanger Orthopedic Group., 10.25%, 6/1/14                5,496,400
              6,345,000                 HCA, Inc., 9.625%, 11/15/16                             6,709,838


28    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                               Value
                                        Health Care Facilities - (continued)
        $     3,300,000                 Psychiatric Solutions, 7.75%, 7/15/15              $    3,357,750
              2,000,000                 Psychiatric Solutions, 7.75%, 7/15/15                   2,035,000
                                                                                           --------------
                                                                                           $   22,863,988
                                                                                           --------------
                                        Health Care Services - 1.3%
              1,100,000                 AMR Holdco/Emcar Holdco, 10.0%, 2/15/15            $    1,168,750
              3,665,000                 Rural/Metro Corp., 9.875%, 3/15/15                      3,541,306
              9,510,000                 Surgical Care Affiliates, 8.875%,
                                        7/15/15 (144A)                                          9,082,050
              6,625,000                 Surgical Care Affiliates, 10.0%, 7/15/17 (144A)         6,326,874
              4,645,000                 Universal Hospital, 8.5%, 6/1/15 (144A)                 4,726,288
              2,630,000       8.76      Universal Hospital, Floating Rate Note,
                                        6/1/15 (144A)                                           2,636,575
                                                                                           --------------
                                                                                           $   27,481,843
                                                                                           --------------
                                        Health Care Supplies - 0.4%
              2,245,000                 Bausch & Lomb, Inc., 9.875%, 11/1/15 (144A)        $    2,312,350
              1,700,000      12.74      Medical Services Co., Floating Rate
                                        Note, 10/15/11                                          1,589,500
EURO          3,615,000                 Pts Acquisition, 9.75%, 4/15/17 (144A)                  5,005,873
                                                                                           --------------
                                                                                           $    8,907,723
                                                                                           --------------
                                        Managed Health Care - 0.3%
              7,350,000                 Multiplan, Inc., 10.375% 4/15/16 (144A)            $    7,515,375
                                                                                           --------------
                                        Total Health Care Equipment & Services             $   73,776,417
                                                                                           --------------
                                        Pharmaceuticals & Biotechnology - 1.0%
                                        Biotechnology - 0.6%
             14,835,000                 Angiotech Pharmaceutical, 7.75%, 4/1/14 (d)        $   12,535,575
                                                                                           --------------
                                        Pharmaceuticals - 0.4%
              8,645,000                 Warner Chilcott Corp., 8.75%, 2/1/15               $    8,947,575
                                                                                           --------------
                                        Total Pharmaceuticals & Biotechnology              $   21,483,150
                                                                                           --------------
                                        Banks - 4.5%
                                        Diversified Banks - 4.5%
              4,380,000                 ALB Finance BV, 9.25%, 9/25/13 (144A)              $    3,766,800
              5,045,000                 ALB Finance BV, 9.25%, 9/25/13                          4,338,700
              9,200,000                 ALB Finance BV, 9.375%, 12/31/49                        6,992,000
              6,675,000                 ATF Bank JSC, 9.25%, 4/12/12 (144A)                     6,893,740
              3,360,000                 ATF Bank, 9.0%, 5/11/16 (144A)                          3,442,286
              4,530,000                 ATF Capital BV, 9.25%, 2/21/14 (144A)                   4,665,900
              1,500,000                 ATF Capital BV, 10.0%, 12/31/49                         1,528,800
              6,230,000      10.36      Banco Macro SA, Floating Rate Note, 6/7/12              5,155,325
              5,000,000                 BTA Finance Luxembourg, 8.25%, 12/31/49                 3,648,050


The accompanying notes are an integral part of these financial statements.    29

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                              Value
                                        Diversified Banks - (continued)
        $     5,380,000                 Centercredit International, 8.625%,
                                        1/30/14 (144A)                                    $    4,680,600
              5,850,000                 Hipotecaria Su Casita SA, 8.5%,
                                        10/4/16 (144A)                                         6,142,500
              3,750,000       9.20      Kazkommerts Finance 2 BV, Floating Rate Note,
                                        11/29/49 (144A)                                        3,274,875
              1,400,000                 Kazkommerts International BV, 8.0%,
                                        11/3/15 (144A)                                         1,246,000
              6,880,000                 PetroCommerce Finance, 8.75%, 12/17/09                 6,712,059
              9,200,000                 Sibacademfinance Plc, 9.0%, 5/12/09 (144A)             8,872,387
              3,410,000                 Temir Capital, 9.5%, 5/21/14 (144A)                    2,838,825
              1,725,000                 TNK-BP Finance SA, 6.625%, 3/20/17 (144A)              1,576,219
             15,400,000                 TNK-BP Finance SA, 7.875%, 3/13/18 (144A)             15,184,400
              7,070,000                 Turanalem Finance BV, 8.5%, 2/10/15 (144A)             6,575,100
                                                                                          --------------
                                                                                          $   97,534,566
                                                                                          --------------
                                        Total Banks                                       $   97,534,566
                                                                                          --------------
                                        Diversified Financials - 4.2%
                                        Consumer Finance - 2.8%
             12,355,000                 Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)    $   12,385,888
              5,155,000                 Americredit Corp., 8.5%, 7/1/15 (144A)                 4,613,725
             13,495,000                 Banco Macro SA, 8.5%, 2/1/17                          12,314,188
              3,370,000                 Banco Macro SA, 9.75%, 12/18/36                        2,923,475
             12,015,000                 Banco Macro SA, 11.25%, 10/22/14 (144A)               12,002,985
              3,465,000                 Russian Stand Bank, 7.5%, 10/7/10 (144A)               3,161,813
             12,175,000       5.01      SLM Corp., Floating Rate Note, 4/18/08 (144A)         12,082,239
                                                                                          --------------
                                                                                          $   59,484,313
                                                                                          --------------
                                        Investment Banking & Brokerage - 0.5%
             11,780,000                 Alliance One International, Inc., 10.375%,
                                        10/15/17 (144A)                                   $   11,927,250
                                                                                          --------------
                                        Diversified Financial Services - 0.2%
              2,790,000                 CIA Latino Americano, 9.75%, 5/10/12              $    2,656,080
              2,145,000                 PGS Solutions, Inc., 9.625%, 2/15/15 (144A)            1,984,125
                                                                                          --------------
                                                                                          $    4,640,205
                                                                                          --------------
                                        Specialized Finance - 0.7%
              6,800,000       7.59      Alfa Div Pymt Rights Finance, Floating Rate
                                        Note, 12/15/11 (144A)                             $    6,596,000
EURO          6,220,000                 Ceva Group Plc, 10.0%, 12/1/16 (144A)                  7,981,817
                                                                                          --------------
                                                                                          $   14,577,817
                                                                                          --------------
                                        Total Diversified Financials                      $   90,629,585
                                                                                          --------------


30    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Floating
          Principal       Rate (b)
           Amount       (unaudited)                                                           Value
                                      Insurance - 2.0%
                                      Insurance Brokers - 0.6%
      $    12,110,000                 Actuant Corp., 10.25%, 6/15/15 (144A)          $   11,201,750
            2,270,000                 Usi Holdings Corp., 9.75%, 5/15/15 (144A)           2,003,274
                                                                                     --------------
                                                                                     $   13,205,024
                                                                                     --------------
                                      Life & Health Insurance - 0.4%
            9,196,000                 Presidential Life Corp., 7.875%, 2/15/09       $    9,150,020
                                                                                     --------------
                                      Multi-Line Insurance - 0.4%
            3,320,000                 Liberty Mutual Group, 7.0%, 3/15/37 (144A)     $    3,120,773
            4,800,000                 Sul America Partecipacoe, 8.625%,
                                      2/15/12 (144A)                                      5,004,000
                                                                                     --------------
                                                                                     $    8,124,773
                                                                                     --------------
                                      Property & Casualty Insurance - 0.1%
            2,000,000                 Kingsway America, Inc., 7.5%, 2/1/14           $    2,043,326
                                                                                     --------------
                                      Reinsurance - 0.5%
            2,750,000       9.62      Foundation Re, Ltd., Floating Rate Note,
                                      11/24/08 (144A)                                $    2,704,295
            5,755,000                 Platinum Underwriters Holding, 7.5%, 6/1/17         6,138,863
              500,000      15.62      Redwood Capital, Ltd., Floating Rate Note,
                                      6/5/09 (144A)                                         511,250
            1,600,000      14.07      Residential Re, Floating Rate Note,
                                      6/6/08 (144A)                                       1,590,336
                                                                                     --------------
                                                                                     $   10,944,744
                                                                                     --------------
                                      Total Insurance                                $   43,467,887
                                                                                     --------------
                                      Real Estate - 2.1%
                                      Real Estate Management & Development - 1.8%
            6,750,000                 Alto Palermo SA, 7.875%, 5/11/17 (144A)        $    5,940,000
            6,840,000      10.96      Alto Palermo SA, Floating Rate Note,
                                      6/11/12 (144A)                                      6,019,200
              895,000                 China Properties Group, 9.125%,
                                      5/4/14 (144A)                                         805,500
            8,145,000                 Greentown China Holdings, 9.0%,
                                      11/8/13 (144A)                                      7,900,650
            8,405,000                 Inversiones Y Rep, 8.5%, 2/2/17 (144A)              7,635,943
           11,900,000                 Neo-China Group Holdings, 9.75%,
                                      7/23/14 (144A)                                     10,948,000
                                                                                     --------------
                                                                                     $   39,249,293
                                                                                     --------------
                                      Real Estate Investment Trust - 0.3%
            5,025,000                 Trustreet Properties, Inc., 7.5%, 4/1/15       $    5,369,946
                                                                                     --------------
                                      Total Real Estate                              $   44,619,239
                                                                                     --------------


The accompanying notes are an integral part of these financial statements.    31

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                          Floating
          Principal       Rate (b)
           Amount       (unaudited)                                                           Value
                                      Software & Services - 2.2%
                                      Application Software - 0.1%
      $     2,195,000                 Open Solutions, Inc., 9.75%, 2/15/15 (144A)    $    2,118,175
                                                                                     --------------
                                      Data Processing & Outsourced Services - 1.5%
           17,325,000                 First Data Corp., 9.875%, 9/24/15 (144A)       $   16,610,343
            1,360,000                 Ipayment, Inc., 9.75%, 5/15/14                      1,305,600
           17,350,000                 Pegasus Solutions, Inc., 10.5%,
                                      4/15/15 (144A)                                     15,615,000
                                                                                     --------------
                                                                                     $   33,530,943
                                                                                     --------------
                                      IT Consulting & Other Services - 0.6%
               13,290                 Msx International, 12.5%, 4/1/12 (144A)        $   12,625,500
                                                                                     --------------
                                      Total Software & Services                      $   48,274,618
                                                                                     --------------
                                      Technology Hardware & Equipment - 1.3%
                                      Communications Equipment - 0.3%
            6,425,000                 Mastec, Inc., 7.625%, 2/1/17                   $    6,232,250
                                                                                     --------------
                                      Computer Hardware - 0.5%
           13,500,000                 Activant Solutions, Inc., 9.5%, 5/1/16         $   12,318,750
                                                                                     --------------
                                      Technology Distributors - 0.5%
            9,575,000                 Da-Lite Screen Co., Inc., 9.5%, 5/15/11        $   10,017,844
                                                                                     --------------
                                      Total Technology Hardware & Equipment          $   28,568,844
                                                                                     --------------
                                      Semiconductors - 0.6%
                                      Semiconductors - 0.6%
            3,295,000                 Freescale Semiconductor, 8.875%, 12/15/14      $    3,117,894
            2,735,000                 Freescale Semiconductor, 9.125%, 12/15/14           2,475,175
            7,900,000       9.57      Freescale Semiconductor, Floating Rate
                                      Note, 12/15/14                                      7,258,125
                                                                                     --------------
                                                                                     $   12,851,194
                                                                                     --------------
                                      Total Semiconductors                           $   12,851,194
                                                                                     --------------
                                      Telecommunication Services - 8.1%
                                      Alternative Carriers - 0.6%
           11,900,000                 Paetec Holdings, 9.5%, 7/15/15 (144A)          $   12,197,500
                                                                                     --------------
                                      Integrated Telecommunication Services - 1.4%
           23,686,000                 PGS Solutions, Inc., 9.872%, 2/15/17 (144A)    $   23,034,635
            5,700,000                 Stratos Global Corp., 9.875%, 2/15/13               5,985,000
              980,000                 Tele Norte Leste Participacoes,
                                      8.0%, 12/18/13                                      1,038,800
                                                                                     --------------
                                                                                     $   30,058,435
                                                                                     --------------


32    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                                Value
                                        Wireless Telecommunication Services - 6.1%
        $    17,340,000                 Broadview Networks Holdings, 11.375%,
                                        9/1/12 (144A)                                       $   18,380,400
EURO          3,585,000                 Cell C Pty, Ltd., 8.625%, 7/1/12 (144A)                  4,912,347
             13,665,000                 Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)                  11,820,225
              5,025,000      13.94      Cleveland Unlimited, Inc., Floating Rate Note,
                                        12/15/10 (144A)                                          5,389,313
             13,540,000                 Cricket Communications I, 9.375%, 11/1/14               13,438,450
              7,600,000                 Digicel, Ltd., 9.25%, 9/1/12 (144A)                      7,790,000
EURO          3,500,000      10.73      Hellas Tel Finance, Floating Rate Note,
                                        1/15/15 (144A)                                           4,973,501
             10,940,000                 Huges Network System, 9.5%, 4/15/14                     11,227,175
              6,870,000                 Inmarsat Finance Plc, 10.375%, 11/15/12 (STEP)           6,629,550
             18,510,000                 Intelsat Intermediate, 0.0%, 2/1/15                     15,224,475
              1,950,000                 Mobile Telesystems Finance, 8.0%, 1/28/12 (144A)         2,001,675
              3,025,000                 True Move Co., Ltd., 10.375%, 8/1/14 (144A)              3,083,383
             18,455,000                 True Move Co., Ltd., 10.75%, 12/16/13 (144A)            18,962,512
              4,750,000                 UBS (Vimpelcom), 8.25%, 5/23/16 (144A)                   4,916,250
              2,000,000                 UBS (Vimpelcom), 8.375%, 10/22/11 (144A)                 2,095,000
                                                                                            --------------
                                                                                            $  130,844,256
                                                                                            --------------
                                        Total Telecommunication Services                    $  173,100,191
                                                                                            --------------
                                        Utilities - 3.3%
                                        Electric Utilities - 1.8%
              6,507,000                 AES Chivor, 9.75%, 12/30/14 (144A)                  $    7,157,701
             19,650,000                 Intergen NV, 9.0%, 6/30/17 (144A)                       20,779,874
              1,290,000                 ISA Capital Do Brasil SA, 8.8%, 1/30/17 (144A)           1,341,600
              2,014,474                 Juniper Generation, 6.79%, 12/31/14 (144A)               2,046,665
              5,940,000                 Mirant JPSCO Finance, Ltd., 11.0%, 7/6/16 (144A)         6,415,200
                                                                                            --------------
                                                                                            $   37,741,040
                                                                                            --------------
                                        Gas Utilities - 0.2%
              4,065,000                 Southern Union Co., 7.2%, 11/1/66                   $    4,057,736
                                                                                            --------------
                                        Independent Power Producer & Energy Traders - 0.3%
              7,125,000                 TXU Energy Co., 10.25%, 11/1/15 (144A)              $    7,160,625
                                                                                            --------------
                                        Multi-Utilities - 1.0%
             13,140,000                 Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)        $   12,614,400
              8,310,000                 NSG Holdings LLC, 7.75%, 12/15/25 (144A)                 8,226,900
                                                                                            --------------
                                                                                            $   20,841,300
                                                                                            --------------
                                        Total Utilities                                     $   69,800,701
                                                                                            --------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $1,824,594,413)                               $1,804,759,901
                                                                                            --------------


The accompanying notes are an integral part of these financial statements.    33

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                          Floating
           Principal      Rate (b)
            Amount      (unaudited)                                                             Value
                                      FOREIGN GOVERNMENT BONDS - 1.0%
ITL     1,450,000,000                 Banco Nac De Desen Econo, 8.0%, 4/28/10          $    1,124,410
BRL        10,350,000                 Federal Republic of Brazil, 12.5%, 1/5/16             6,751,879
BRL         2,480,000                 Republic of Brazil, 12.5%, 1/5/22                     1,649,620
COP     2,510,000,000                 Republic of Columbia, 11.75%, 3/1/10                  1,322,385
COP    10,258,000,000                 Republic of Columbia, 12.0%, 10/22/15                 5,688,833
            4,345,000                 Republic of Ghana, 8.5%, 10/4/17 (144A)               4,453,625
                                                                                       --------------
                                                                                       $   20,990,752
                                                                                       --------------
                                      TOTAL FOREIGN GOVERNMENT BONDS
                                      (Cost $16,894,992)                               $   20,990,752
                                                                                       --------------
                                      MUNICIPAL BONDS - 0.6%
                                      Muni Airport - 0.0%
               15,000                 New Jersey Economic Development Authority
                                      Special Facility Revenue, 7.0%, 11/15/30         $       15,552
                                                                                       --------------
                                      Muni Facilities - 0.0%
              250,000                 East Chicago Ind Exempt Facilities,
                                      7.0%, 1/1/14                                     $      259,380
                                                                                       --------------
                                      Muni School District - 0.4%
            8,875,000      12.50      Non-Profit Preferred Funding Trust I, Floating
                                      Rate Note, 9/15/37                               $    8,485,388
                                                                                       --------------
                                      Muni Utilities - 0.2%
            3,835,000       7.79      San Antonio Texas Electric & Gas, Floating
                                      Rate Note, 2/1/19                                $    4,962,068
                                                                                       --------------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $14,065,346)                               $   13,722,388
                                                                                       --------------
                                      SENIOR FLOATING RATE LOAN INTERESTS - 5.9%**
                                      Energy - 0.4%
                                      Oil & Gas Exploration & Production - 0.4%
              281,000      9.755      Concho Resources, Term Loan, 3/27/12             $      280,298
            4,430,000      8.625      SandRidge Energy, Inc., Fixed Rate
                                      Loan, 4/1/15                                          4,374,625
            1,680,000      8.8538     SandRidge Energy, Inc., Floating Rate
                                      Loan, 4/1/14                                          1,673,700
            1,400,000      9.125      Venoco, Inc., Second Lien Term Loan, 9/20/11          1,393,000
                                                                                       --------------
                                                                                       $    7,721,623
                                                                                       --------------
                                      Total Energy                                     $    7,721,623
                                                                                       --------------


34    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Floating
            Principal       Rate (b)
             Amount       (unaudited)                                                             Value
                                        Materials - 0.5%
                                        Paper Packaging - 0.1%
        $     2,353,589     6.94813     Georgia-Pacific LLC, Term B Loan, 12/21/12       $    2,301,684
                                                                                         --------------
                                        Steel - 0.4%
              8,981,125      9.8188     Niagara Corp., Term Loan, 6/29/14                $    8,621,880
                                                                                         --------------
                                        Total Materials                                  $   10,923,564
                                                                                         --------------
                                        Capital Goods - 0.1%
                                        Construction & Engineering - 0.1%
              2,000,000     10.1981     Custom Building Products, Second Lien Term
                                        Loan, 4/29/12                                    $    1,860,000
                                                                                         --------------
                                        Construction, Farm Machinery & Heavy Trucks - 0.0%
              1,193,761       8.75      Rental Service Corp., Second Lien Initial Term
                                        Loan, 11/30/13                                   $    1,166,901
                                                                                         --------------
                                        Total Capital Goods                              $    3,026,901
                                                                                         --------------
                                        Commercial Services & Supplies - 0.3%
                                        Diversified Commercial Services - 0.2%
              4,100,000       7.45      J.G.Wentworth, LLC, First Lien Term
                                        Loan, 4/4/14                                     $    3,920,625
              1,144,236      8.353      Collect Acquisition Corp., Term B Facility
                                        Loan, 5/15/13                                         1,113,484
                                                                                         --------------
                                                                                         $    5,034,109
                                                                                         --------------
                                        Environmental & Facilities Services - 0.1%
              1,394,433       7.38      Waste Services, Inc., Tranche E Term
                                        Loan, 3/31/11                                    $    1,373,517
                                                                                         --------------
                                        Total Commercial Services & Supplies             $    6,407,626
                                                                                         --------------
                                        Transportation - 0.4%
                                        Air Freight & Couriers - 0.4%
EURO          5,368,824      12.474     Louis Topco, Ltd., Term Loan, 6/1/17             $    6,941,442
                295,802      5.0981     Ceva Group Plc, Additional Pre Funded
                                        Loan, 11/4/13                                           291,364
                900,414      7.7525     Ceva Group Plc, U.S. Term Loan, 11/4/13                 886,907
                                                                                         --------------
                                                                                         $    8,119,713
                                                                                         --------------
                                        Total Transportation                             $    8,119,713
                                                                                         --------------
                                        Automobiles & Components - 0.1%
                                        Automobile Manufacturers - 0.1%
                992,500      7.615      General Motors Corp., Secured Term
                                        Loan, 11/29/13                                   $      975,628
                                                                                         --------------
                                        Total Automobiles & Components                   $      975,628
                                                                                         --------------


The accompanying notes are an integral part of these financial statements.    35

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                          Floating
          Principal       Rate (b)
           Amount       (unaudited)                                                               Value
                                      Consumer Durables & Apparel - 0.4%
                                      Homebuilding - 0.4%
      $       745,622      8.2488     LandSource Communities, Facility B
                                      Loan, 2/27/13                                      $      664,402
            8,650,000      9.9988     LandSource Communities, 2nd Lien Term
                                      Loan, 2/27/14                                           6,941,625
                                                                                         --------------
                                                                                         $    7,606,027
                                                                                         --------------
                                      Total Consumer Durables & Apparel                  $    7,606,027
                                                                                         --------------
                                      Consumer Services - 0.3%
                                      Casinos & Gaming - 0.3%
            1,125,023       0.0       New World Gaming, First Lien Term
                                      Loan, 11/17/14                                     $    1,080,022
            6,250,000       0.0       New World Gaming, Second Lien Term
                                      Loan, 5/18/15                                           5,843,750
                                                                                         --------------
                                                                                         $    6,923,772
                                                                                         --------------
                                      Total Consumer Services                            $    6,923,772
                                                                                         --------------
                                      Media - 0.2%
                                      Broadcasting & Cable TV - 0.2%
            1,000,000      7.6981     CCO Holdings LLC, Incremental Loan, 9/6/14         $      961,719
            1,420,000       6.99      Charter Communications, Replacement
                                      Loan, 3/6/14                                            1,366,986
            1,137,150       7.48      Knology, Inc., Term Loan, 6/30/12                       1,103,036
                                                                                         --------------
                                                                                         $    3,431,741
                                                                                         --------------
                                      Total Media                                        $    3,431,741
                                                                                         --------------
                                      Retailing - 0.0%
                                      Specialty Stores - 0.0%
              803,910      8.006      Sally Holdings LLC, Term B Loan, 11/18/13          $      789,841
                                                                                         --------------
                                      Total Retailing                                    $      789,841
                                                                                         --------------
                                      Household & Personal Products - 0.0%
                                      Personal Products - 0.0%
              248,750      7.1426     Brickman Group Holdings, Tranche B Term
                                      Loan, 1/23/14                                      $      241,909
                                                                                         --------------
                                      Total Household & Personal Products                $      241,909
                                                                                         --------------
                                      Health Care Equipment & Services - 0.4%
                                      Health Care Facilities - 0.0%
              498,858     6.56813     Psychiatric Solutions, Inc., Term Loan, 12/3/12    $      490,128
                                                                                         --------------


36    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Floating
          Principal       Rate (b)
           Amount       (unaudited)                                                             Value
                                      Health Care Services - 0.0%
      $       862,843      7.6278     HealthSouth Corp., Term Loan, 3/10/13            $      846,469
                                                                                       --------------
                                      Health Care Supplies - 0.4%
            7,510,000      9.4481     IM US Holdings, LLC, Term Loan, 6/26/15          $    7,495,919
                                                                                       --------------
                                      Total Health Care Equipment & Services           $    8,832,516
                                                                                       --------------
                                      Diversified Financials - 0.2%
                                      Specialized Finance - 0.2%
            3,584,173      8.3944     Ace Cash Express, Inc., Term Loan, 10/5/13       $    3,512,490
                                                                                       --------------
                                      Total Diversified Financials                     $    3,512,490
                                                                                       --------------
                                      Insurance - 0.6%
                                      Insurance Brokers - 0.6%
            3,266,813      8.0592     AMWINS Group, Inc., Initial Term Loan, 6/8/13    $    3,103,472
            6,750,000      11.07      AMWINS Group, Inc., Initial Term Loan, 6/9/14         6,176,250
              246,702      3.4567     HUB International, Ltd., Delayed Draw Term
                                      Loan, 6/13/14                                           242,231
            3,504,289      8.2031     HUB International, Ltd., Initial Term
                                      Loan, 6/13/14                                         3,440,774
                                                                                       --------------
                                                                                       $   12,962,727
                                                                                       --------------
                                      Total Insurance                                  $   12,962,727
                                                                                       --------------
                                      Technology Hardware & Equipment - 0.9%
                                      Electronic Equipment & Instruments - 0.6%
           14,206,500      8.1413     H3C Holdings, Ltd., Tranche B Term
                                      Loan, 9/28/12                                    $   13,638,240
                                                                                       --------------
                                      Electronic Manufacturing Services - 0.0%
              930,106      6.9602     Baldor Electric Co., Term Loan, 1/31/14          $      920,805
                                                                                       --------------
                                      Technology Distributors - 0.3%
            5,500,000       9.11      Scitor Corp., Term Loan, 9/26/14                 $    5,500,000
                                                                                       --------------
                                      Total Technology Hardware & Equipment            $   20,059,045
                                                                                       --------------
                                      Telecommunication Services - 0.3%
                                      Integrated Telecommunication Services - 0.3%
            6,863,386       0.0       Telesat Canada, U.S. Term I Loan, 10/31/14       $    6,807,621
                                                                                       --------------
                                      Total Telecommunication Services                 $    6,807,621
                                                                                       --------------
                                      Utilities - 0.8%
                                      Independent Power Producer & Energy Traders - 0.7%
            4,402,060      6.8481     NRG Energy, Inc., Credit-Linked Loan, 12/9/13    $    4,317,046
           10,576,979      6.9481     NRG Energy, Inc., Term Loan, 12/9/13                 10,372,710
                                                                                       --------------
                                                                                       $   14,689,756
                                                                                       --------------


The accompanying notes are an integral part of these financial statements.    37

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

                         Floating
         Principal       Rate (b)
           Amount      (unaudited)                                                            Value
                                     Multi-Utilities - 0.1%
     $    2,950,000        0.0       Alliant Holdings I, Inc., Term Loan, 8/21/14    $    2,944,469
                                                                                     --------------
                                     Total Utilities                                 $   17,634,225
                                                                                     --------------
                                     TOTAL SENIOR FLOATING RATE
                                     LOAN INTERESTS
                                     (Cost $130,871,844)                             $  125,976,969
                                                                                     --------------


           Shares
                       CONVERTIBLE PREFERRED STOCKS - 0.2%
                       Materials - 0.2%
                       Precious Metals & Minerals - 0.2%
              60,000   Vale Capital, Ltd., 5.5% 6/15/10      $    4,428,000
                                                             --------------
                       Total Materials                       $    4,428,000
                                                             --------------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $3,000,000)                     $    4,428,000
                                                             --------------
                       RIGHTS/WARRANTS - 0.2%
                       Energy - 0.1%
                       Oil & Gas Drilling - 0.1%
NOK      11,203,000    Norse Energy Corp. ASA*               $    2,570,574
                                                             --------------
                       Total Energy                          $    2,570,574
                                                             --------------
                       Materials - 0.0%
                       Forest Products - 0.0%
              3,250    Mandra Forestry-CW13, Warrants
                       Expire 5/15/13* (e)                   $            -
                                                             --------------
                       Total Materials                       $            -
                                                             --------------
                       Transportation - 0.0%
                       Railroads - 0.0%
              5,250    Atlantic Express Transportation,
                       Expires 4/15/08                       $       65,625
                                                             --------------
                       Total Transportation                  $       65,625
                                                             --------------


38    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Shares                                                            Value
                      Real Estate - 0.1%
                      Real Estate Management & Development - 0.1%
HKD       8,190,000   Neo-China Group Holdings, Ltd.*               $    1,003,877
                                                                    --------------
                      Total Real Estate                             $    1,003,877
                                                                    --------------
                      TOTAL RIGHTS/WARRANTS
                      (Cost $1,646,063)                             $    3,640,076
                                                                    --------------
                      TEMPORARY CASH INVESTMENTS - 4.5%
                      Commercial Paper - 2.4%
         51,240,000   BNP Paribas Financial, Inc., 4.9%, 11/1/07    $   51,240,000
                                                                    --------------
                      Security Lending Collateral - 2.1%
         45,129,581   Securities Lending Investment Fund, 5.10%     $   45,129,581
                                                                    --------------
                      TOTAL TEMPORARY CASH INVESTMENTS
                      (Cost $96,369,581)                            $   96,369,581
                                                                    --------------
                      TOTAL INVESTMENT IN SECURITIES - 100.9%
                      (Cost $2,184,397,481) (a) (c)                 $2,165,484,100
                                                                    --------------
                      OTHER ASSETS AND LIABILITIES - (0.9)%         $  (19,211,422)
                                                                    --------------
                      TOTAL NET ASSETS - 100.0%                     $2,146,272,678
                                                                    ==============


          Notional                                                     Unrealized
          Principal     Swap Counterparty/Referenced Obligation           Loss
                        CREDIT DEFAULT SWAP AGREEMENTS
                        PROTECTION BOUGHT
     $     2,740,000    J.P. Morgan Chase & Co.
                        Freeport McMoran Copper & Gold
                        Protection Premium Rate 0.77%,
                        terminating 6/20/11                         $          (656)
                                                                    ---------------
                        TOTAL CREDIT DEFAULT SWAP AGREEMENTS        $          (656)
                                                                    ===============


The accompanying notes are an integral part of these financial statements.    39

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/07                                     (continued)
--------------------------------------------------------------------------------

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2007, the value of these securities amounted to $1,106,608,904 or 51.6% of total net assets.

STEP Debt obligation initially issued at one coupon which converts to another coupon at a specified date. The rate shown is the rate at the end of the period.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2007, the net unrealized loss on investments based on cost for federal income tax purposes of $2,185,214,881 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                         $ 51,553,074
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                          (71,283,855)
                                                                                ------------
       Net unrealized loss                                                      $(19,730,781)
                                                                                ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

       United States                             62.7%
       Norway                                     4.7
       Netherlands                                4.6
       Brazil                                     3.2
       Argentina                                  3.1
       Mexico                                     3.0
       Luxembourg                                 2.9
       Bermuda                                    2.1
       United Kingdom                             2.0
       Canada                                     1.8
       South Africa                               1.8
       Cayman Islands                             1.3
       Other (individually less than 1%)          6.8
                                                -----
                                                100.0%
                                                =====


40    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(d)    At October 31, 2007, the following securities were out on loan:

       Principal
          Amount      Description                                        Value
       $  147,500     Ainsworth Lumber, 6.75%, 3/15/14             $    94,769
        9,901,000     Angiotech Pharmaceutical, 7.75%, 4/1/14        8,366,345
        5,092,500     Cooper Standard Auto, 8.375%, 12/15/14         4,532,325
        5,295,750     Georgia Gulf Corp., 9.5%, 10/15/14             4,580,824
        8,257,500     Georgia Gulf Corp., 10.75%, 10/15/16           6,544,069
        9,303,150     Sally Holdings LLC, 10.5%, 11/15/16            9,256,634
        3,450,500     William Lyon Homes, 7.5%, 2/15/14              2,173,815
        8,223,700     Yankee Acquisition Corp., 9.75%, 2/15/17       7,606,923
                                                                   -----------
                      Total                                        $43,155,704
                                                                   ===========

(e)    Security is fair valued (See Note A).

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

       BRL      Brazilian Real
       COP      Columbian Peso
       EURO     Euro
       GBP      British Pound
       HKD      Hong Kong Dollar
       ITL      Italian Lira
       NOK      Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2007 aggregated $1,479,797,513 and $518,976,144, respectively.


The accompanying notes are an integral part of these financial statements.    41

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 10/31/07

ASSETS:
  Investment in securities, at value (including securities loaned of
    $43,155,704) (cost $2,184,397,481)                                     $2,165,484,100
  Cash                                                                         23,992,030
  Foreign currencies, at value (cost $4,014,745)                                4,366,278
  Receivables -
   Fund shares sold                                                            14,275,596
   Interest                                                                    48,622,909
   Forward foreign currency portfolio hedge contracts, open net                   381,920
   Due from Pioneer Investment Management, Inc.                                    19,000
  Other                                                                           191,729
                                                                           --------------
     Total assets                                                          $2,257,333,562
                                                                           --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                         $   52,577,347
   Fund shares repurchased                                                      8,332,829
   Dividends                                                                    4,489,347
   Upon return of securities loaned                                            45,129,581
  Credit default swap agreement                                                       656
  Unrealized depreciation on unfunded corporate loans                              83,383
  Due to affiliates                                                               307,119
  Accrued expenses                                                                140,622
                                                                           --------------
     Total liabilities                                                     $  111,060,884
                                                                           --------------
NET ASSETS:
  Paid-in capital                                                          $2,139,590,259
  Undistributed net investment income                                           6,423,730
  Accumulated net realized gain on investments, credit default swaps
    and foreign currency transactions                                          18,345,727
  Net unrealized loss on investments                                          (18,996,764)
  Net unrealized loss on credit default swaps                                        (656)
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                      910,382
                                                                           --------------
     Total net assets                                                      $2,146,272,678
                                                                           ==============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,369,043,983/111,314,847 shares)                     $        12.30
                                                                           ==============
  Class B (based on $155,522,600/12,673,469 shares)                        $        12.27
                                                                           ==============
  Class C (based on $598,194,962/48,888,070 shares)                        $        12.24
                                                                           ==============
  Class Y (based on $23,413,828/1,934,683 shares)                          $        12.10
                                                                           ==============
  Class Z (based on $97,305/7,905 shares)                                  $        12.31
                                                                           ==============
MAXIMUM OFFERING PRICE:
  Class A ($12.30 [divided by] 95.5%)                                      $        12.88
                                                                           ==============


42    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/07

INVESTMENT INCOME:
  Dividends                                                     $     36,666
  Interest (net of foreign taxes withheld of $89,763)            153,148,618
  Income from securities loaned, net                                  64,735
                                                                ------------
     Total investment income                                                        $153,250,019
                                                                                    ------------
EXPENSES:
  Management fees                                               $ 11,075,103
  Transfer agent fees and expenses
   Class A                                                         1,146,875
   Class B                                                           234,157
   Class C                                                           620,320
   Class Y                                                             1,096
  Distribution fees
   Class A                                                         2,629,523
   Class B                                                         1,498,055
   Class C                                                         5,324,979
  Administrative fees                                                397,607
  Custodian fees                                                     142,527
  Registration fees                                                  225,429
  Professional fees                                                   97,696
  Printing expense                                                   149,942
  Fees and expenses of nonaffiliated trustees                         34,530
  Miscellaneous                                                       78,333
                                                                ------------
     Total expenses                                                                 $ 23,656,172
     Less fees paid indirectly                                                           (57,886)
                                                                                    ------------
     Net expenses                                                                   $ 23,598,286
                                                                                    ------------
      Net investment income                                                         $129,651,733
                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, CREDIT DEFAULT SWAPS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                  $ 21,933,665
   Credit default swaps                                               (6,974)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies             1,006,175        $ 22,932,866
                                                                ------------        ------------
  Change in net unrealized gain (loss) on:
   Investments                                                  $(41,117,825)
   Credit default swaps                                                 (656)
   Unfunded corporate loans                                          (83,383)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies               857,127        $(40,344,737)
                                                                ------------        ------------
  Net loss on investments and foreign currency transactions                         $(17,411,871)
                                                                                    ------------
  Net increase in net assets resulting from operations                              $112,239,862
                                                                                    ============


The accompanying notes are an integral part of these financial statements.    43

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/07 and 10/31/06, respectively

                                                          Year Ended           Year Ended
                                                           10/31/07             10/31/06
FROM OPERATIONS:
Net investment income                                  $  129,651,733       $   64,782,731
Net realized gain on investments, credit default
  swaps and foreign currency transactions                  22,932,866            7,523,763
Change in net unrealized gain (loss) on
  investments, credit default swaps and foreign
  currency transactions                                   (40,344,737)          29,008,982
                                                       --------------       --------------
    Net increase in net assets resulting
     from operations                                   $  112,239,862       $  101,315,476
                                                       --------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.98 and $0.90 per share, respectively)    $  (81,601,384)      $  (33,985,380)
  Class B ($0.87 and $0.80 per share, respectively)       (10,457,546)          (7,529,358)
  Class C ($0.88 and $0.80 per share, respectively)       (37,407,197)         (22,529,789)
  Class Y ($0.99 and $0.76 per share, respectively)          (918,427)                (783)
  Class Z ($0.32 and $0.00 per share, respectively)            (2,550)                   -
Net realized gain:
  Class A ($0.06 and $0.03 per share, respectively)        (3,435,262)            (987,789)
  Class B ($0.06 and $0.03 per share, respectively)          (651,210)            (283,524)
  Class C ($0.06 and $0.03 per share, respectively)        (2,128,471)            (831,672)
  Class Y ($0.06 and $0.00 per share, respectively)              (428)                   -
                                                       --------------       --------------
    Total distributions to shareowners                 $ (136,602,475)      $  (66,148,295)
                                                       --------------       --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $1,371,832,796       $  647,426,959
Reinvestment of distributions                              85,601,709           34,600,436
Cost of shares repurchased                               (490,456,742)        (244,251,199)
Redemption Fees                                                     -               52,079
                                                       --------------       --------------
    Net increase in net assets resulting from
     Fund share transactions                           $  966,977,763       $  437,828,275
                                                       --------------       --------------
    Net increase in net assets                         $  942,615,150       $  472,995,456
NET ASSETS:
Beginning of year                                       1,203,657,528          730,662,072
                                                       --------------       --------------
End of year                                            $2,146,272,678       $1,203,657,528
                                                       ==============       ==============
Undistributed net investment income                    $    6,423,730       $    2,591,582
                                                       ==============       ==============


44    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    '07 Shares       '07 Amount          '06 Shares    '06 Amount
CLASS A
Shares sold                         80,734,234    $1,009,927,996         35,146,305   $426,400,341
Reinvestment of distributions        4,901,901        61,064,428          1,738,808     21,097,280
Redemption Fees                              -                 -                  -         40,812
Less shares repurchased            (27,783,637)     (345,623,177)       (12,363,336)  (149,409,668)
                                   -----------    --------------        -----------   ------------
    Net increase                    57,852,498    $  725,369,247         24,521,777   $298,128,765
                                   ===========    ==============        ===========   ============
CLASS B
Shares sold                          4,803,916    $   60,425,568          4,017,473   $ 48,542,490
Reinvestment of distributions          381,063         4,737,169            268,477      3,245,601
Redemption Fees                              -                 -                  -          3,009
Less shares repurchased             (3,118,576)      (38,698,904)        (1,984,535)   (23,969,774)
                                   -----------    --------------        -----------   ------------
    Net increase                     2,066,403    $   26,463,833          2,301,415   $ 27,821,326
                                   ===========    ==============        ===========   ============
CLASS C
Shares sold                         22,244,101    $  277,806,461         14,305,932   $172,449,140
Reinvestment of distributions        1,526,245        18,919,034            850,505     10,257,555
Redemption Fees                              -                 -                  -          8,258
Less shares repurchased             (8,534,278)     (105,507,730)        (5,890,734)   (70,871,757)
                                   -----------    --------------        -----------   ------------
    Net increase                    15,236,068    $  191,217,765          9,265,703   $111,843,196
                                   ===========    ==============        ===========   ============
CLASS Y
Shares sold                          1,912,122    $   23,572,759              2,924   $     34,988
Reinvestment of distributions           72,046           881,078                  -              -
Less shares repurchased                (52,409)         (626,919)                 -              -
                                   -----------    --------------        -----------   ------------
    Net increase                     1,931,759    $   23,826,918              2,924   $     34,988
                                   ===========    ==============        ===========   ============
CLASS Z*
Shares sold                              7,906    $      100,012
Less shares repurchased                     (1)              (12)
                                   -----------    --------------
    Net increase                         7,905    $      100,000
                                   ===========    ==============

* Class Z shares were first publicly offered on July 6, 2007.


The accompanying notes are an integral part of these financial statements.    45

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          Year Ended      Year Ended
                                                                           10/31/07        10/31/06
CLASS A
Net asset value, beginning of period                                      $    12.34      $  11.88
                                                                          ----------      --------
Increase from investment operations:
 Net investment income                                                    $     0.96      $   0.90
 Net realized and unrealized gain on investments, credit default swaps
  and foreign currency transactions                                             0.04          0.49
                                                                          ----------      --------
  Net increase from investment operations                                 $     1.00      $   1.39
                                                                          ----------      --------
Distributions to shareowners:
 Net investment income                                                    $    (0.98)     $  (0.90)
 Net realized gain                                                             (0.06)        (0.03)
                                                                          ----------      --------
Total distributions                                                       $    (1.04)     $  (0.93)
                                                                          ----------      --------
Redemption Fee                                                            $        -      $   0.00(b)
                                                                          ----------      --------
Net increase (decrease) in net asset value                                $    (0.04)     $   0.46
                                                                          ----------      --------
Net asset value, end of period                                            $    12.30      $  12.34
                                                                          ==========      ========
Total return*                                                                   8.30%        12.12%
Ratio of net expenses to average net assets+                                    1.06%         1.10%
Ratio of net investment income to average net assets+                           7.73%         7.44%
Portfolio turnover rate                                                           31%           41%
Net assets, end of period (in thousands)                                  $1,369,044      $659,845
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.06%         1.18%
 Net investment income (loss)                                                   7.73%         7.37%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   1.06%         1.10%
 Net investment income                                                          7.73%         7.44%

                                                                           Year Ended     Year Ended     Year Ended
                                                                            10/31/05     10/31/04 (a)   10/31/03 (a)
CLASS A
Net asset value, beginning of period                                       $  11.79        $ 11.31        $  8.56
                                                                           --------        -------        -------
Increase from investment operations:
 Net investment income                                                     $   0.90        $  0.69        $  1.00
 Net realized and unrealized gain on investments, credit default swaps
  and foreign currency transactions                                            0.09           0.89           2.75
                                                                           --------        -------        -------
  Net increase from investment operations                                  $   0.99        $  1.58        $  3.75
                                                                           --------        -------        -------
Distributions to shareowners:
 Net investment income                                                     $  (0.90)       $ (0.89)       $ (1.00)
 Net realized gain                                                                -          (0.21)             -
                                                                           --------        -------        -------
Total distributions                                                        $  (0.90)       $ (1.10)       $ (1.00)
                                                                           --------        -------        -------
Redemption Fee                                                             $   0.00(b)     $     -        $     -
                                                                           --------        -------        -------
Net increase (decrease) in net asset value                                 $   0.09        $  0.48        $  2.75
                                                                           --------        -------        -------
Net asset value, end of period                                             $  11.88        $ 11.79        $ 11.31
                                                                           ========        =======        =======
Total return*                                                                  8.52%         14.82%         45.58%
Ratio of net expenses to average net assets+                                   1.04%          0.75%          0.75%
Ratio of net investment income to average net assets+                          7.40%          8.02%          9.76%
Portfolio turnover rate                                                          36%            50%           124%
Net assets, end of period (in thousands)                                   $343,886        $70,063        $   848
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.18%          1.41%         14.37%
 Net investment income (loss)                                                  7.26%          7.36%         (3.68)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  1.04%          0.75%          0.75%
 Net investment income                                                         7.40%          8.02%          9.76%

(a) The Fund commenced operations on August 27, 2001 and was first publicly offered on December 1, 2003.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


46    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     Year Ended     Year Ended
                                                                                      10/31/07       10/31/06
CLASS B
Net asset value, beginning of period                                                  $  12.31      $  11.85
                                                                                      --------      --------
Increase from investment operations:
 Net investment income                                                                $   0.86      $   0.80
 Net realized and unrealized gain on investments, credit default swaps and foreign
  currency transactions                                                                   0.03          0.49
                                                                                      --------      --------
  Net increase from investment operations                                             $   0.89      $   1.29
                                                                                      --------      --------
Distributions to shareowners:
 Net investment income                                                                $  (0.87)     $  (0.80)
 Net realized gain                                                                       (0.06)        (0.03)
                                                                                      --------      --------
Total distributions                                                                   $  (0.93)     $  (0.83)
                                                                                      --------      --------
Redemption Fee                                                                        $      -      $   0.00(b)
                                                                                      --------      --------
Net increase (decrease) in net asset value                                            $  (0.04)     $   0.46
                                                                                      --------      --------
Net asset value, end of period                                                        $  12.27      $  12.31
                                                                                      ========      ========
Total return*                                                                             7.41%        11.25%
Ratio of net expenses to average net assets+                                              1.86%         1.96%
Ratio of net investment income to average net assets+                                     6.93%         6.63%
Portfolio turnover rate                                                                     31%           41%
Net assets, end of period (in thousands)                                              $155,523      $130,563
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.86%         1.96%
 Net investment income                                                                    6.93%         6.60%
Ratios with waiver of management fees paid by PIM and reduction for fees paid indirectly:
 Net expenses                                                                             1.85%         1.96%
 Net investment income                                                                    6.94%         6.60%

                                                                                                       12/1/03 (a)
                                                                                       Year Ended          to
                                                                                        10/31/05        10/31/04
CLASS B
Net asset value, beginning of period                                                   $  11.76        $   11.47
                                                                                       --------        ---------
Increase from investment operations:
 Net investment income                                                                 $   0.80        $    0.82
 Net realized and unrealized gain on investments, credit default swaps and foreign
  currency transactions                                                                    0.09             0.49
                                                                                       --------        ---------
  Net increase from investment operations                                              $   0.89        $    1.31
                                                                                       --------        ---------
Distributions to shareowners:
 Net investment income                                                                 $  (0.80)       $   (0.81)
 Net realized gain                                                                            -            (0.21)
                                                                                       --------        ---------
Total distributions                                                                    $  (0.80)       $   (1.02)
                                                                                       --------        ---------
Redemption Fee                                                                         $   0.00(b)     $       -
                                                                                       --------        ---------
Net increase (decrease) in net asset value                                             $   0.09        $    0.29
                                                                                       --------        ---------
Net asset value, end of period                                                         $  11.85        $   11.76
                                                                                       ========        =========
Total return*                                                                              7.62%           12.12%(c)
Ratio of net expenses to average net assets+                                               1.91%            1.58%**
Ratio of net investment income to average net assets+                                      6.57%            7.26%**
Portfolio turnover rate                                                                      36%              50%(c)
Net assets, end of period (in thousands)                                               $ 98,462        $  20,408
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                              1.97%            2.20%**
 Net investment income                                                                     6.51%            6.64%**
Ratios with waiver of management fees paid by PIM and reduction for fees paid indirectly:
 Net expenses                                                                              1.91%            1.58%**
 Net investment income                                                                     6.57%            7.26%**

(a)  Class B shares were first publicly offered on December 1, 2003.
(b)  Amount rounds to less than one cent per share.
(c)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    47

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       Year Ended     Year Ended
                                                                                        10/31/07       10/31/06
CLASS C
Net asset value, beginning of period                                                    $  12.28      $  11.82
                                                                                        --------      --------
Increase from investment operations:
 Net investment income                                                                  $   0.86      $   0.80
 Net realized and unrealized gain on investments, credit default swaps and foreign
  currency transactions                                                                     0.04          0.49
                                                                                        --------      --------
  Net increase from investment operations                                               $   0.90      $   1.29
                                                                                        --------      --------
Distributions to shareowners:
 Net investment income                                                                  $  (0.88)     $  (0.80)
 Net realized gain                                                                         (0.06)        (0.03)
                                                                                        --------      --------
Total distributions                                                                     $  (0.94)     $  (0.83)
                                                                                        --------      --------
Redemption Fee                                                                          $      -      $   0.00(b)
                                                                                        --------      --------
Net increase (decrease) in net asset value                                              $  (0.04)     $   0.46
                                                                                        --------      --------
Net asset value, end of period                                                          $  12.24      $  12.28
                                                                                        ========      ========
Total return*                                                                               7.48%        11.30%
Ratio of net expenses to average net assets+                                                1.82%         1.89%
Ratio of net investment income to average net assets+                                       6.96%         6.66%
Portfolio turnover rate                                                                       31%           41%
Net assets, end of period (in thousands)                                                $598,195      $413,213
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               1.82%         1.89%
 Net investment income                                                                      6.96%         6.66%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               1.82%         1.89%
 Net investment income                                                                      6.96%         6.66%

                                                                                                         12/1/03 (a)
                                                                                         Year Ended          to
                                                                                          10/31/05        10/31/04
CLASS C
Net asset value, beginning of period                                                     $  11.74        $   11.47
                                                                                         --------        ---------
Increase from investment operations:
 Net investment income                                                                   $   0.80        $    0.77
 Net realized and unrealized gain on investments, credit default swaps and foreign
  currency transactions                                                                      0.08             0.47
                                                                                         --------        ---------
  Net increase from investment operations                                                $   0.88        $    1.24
                                                                                         --------        ---------
Distributions to shareowners:
 Net investment income                                                                   $  (0.80)       $   (0.76)
 Net realized gain                                                                              -            (0.21)
                                                                                         --------        ---------
Total distributions                                                                      $  (0.80)       $   (0.97)
                                                                                         --------        ---------
Redemption Fee                                                                           $   0.00(b)     $       -
                                                                                         --------        ---------
Net increase (decrease) in net asset value                                               $   0.08        $    0.27
                                                                                         --------        ---------
Net asset value, end of period                                                           $  11.82        $   11.74
                                                                                         ========        =========
Total return*                                                                                7.60%           11.45%(c)
Ratio of net expenses to average net assets+                                                 1.84%            1.51%**
Ratio of net investment income to average net assets+                                        6.63%            7.30%**
Portfolio turnover rate                                                                        36%              50%(c)
Net assets, end of period (in thousands)                                                 $288,314        $  92,501
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                1.91%            2.11%**
 Net investment income                                                                       6.56%            6.70%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                1.84%            1.51%**
 Net investment income                                                                       6.63%            7.30%**

(a)  Class C shares were first publicly offered on December 1, 2003.
(b)  Amount rounds to less than one cent per share.
(c)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


48    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    12/28/05 (a)
                                                     Year Ended          to
                                                      10/31/07        10/31/06
CLASS Y
Net asset value, beginning of period                  $ 12.19         $ 11.95
                                                      -------         -------
Increase from investment operations:
  Net investment income                               $  0.97         $  0.77
  Net realized and unrealized gain (loss) on
   investments, credit default swaps and
   foreign currency transactions                        (0.01)           0.23
                                                      -------         -------
   Net increase from investment operations            $  0.96         $  1.00
Distributions to shareowners:
  Net investment income                                 (0.99)          (0.76)
  Net realized gain                                     (0.06)              -
                                                      -------         -------
Net increase (decrease) in net asset value            $ (0.09)        $  0.24
                                                      -------         -------
Net asset value, end of period                        $ 12.10         $ 12.19
                                                      =======         =======
Total return*                                            8.12%           8.63%(b)
Ratio of net expenses to average net assets+             0.70%           0.73%**
Ratio of net investment income to average
  net assets+                                            8.05%           7.66%**
Portfolio turnover rate                                    31%             41%(b)
Net assets, end of period (in thousands)              $23,414         $    36
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                           0.70%           0.73%**
  Net investment income                                  8.05%           7.66%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                           0.70%           0.73%**
  Net investment income                                  8.05%           7.66%**

(a)  Class Y shares were first publicly offered on December 28, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    49

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     7/6/07 (a)
                                                                         to
                                                                      10/31/07
CLASS Z
Net asset value, beginning of period                                 $   12.65
                                                                     ---------
Increase (decrease) from investment operations:
  Net investment income                                              $    0.33
  Net realized and unrealized loss on investments, credit
   default swaps and foreign currency transactions                       (0.35)
                                                                     ---------
   Net decrease from investment operations                           $   (0.02)
Distributions to shareowners:
  Net investment income                                                  (0.32)
                                                                     ---------
Net decrease in net asset value                                      $   (0.34)
                                                                     ---------
Net asset value, end of period                                       $   12.31
                                                                     =========
Total return*                                                            (0.09)%(b)
Ratio of net expenses to average net assets+                              0.69%**
Ratio of net investment income to average net assets+                     8.30%**
Portfolio turnover rate                                                     31%(b)
Net assets, end of period (in thousands)                             $      97
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                            0.69%**
  Net investment income                                                   8.30%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                            0.69%**
  Net investment income                                                   8.30%**

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


50    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/07
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares - Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y and Class Z shares. Class B shares convert to Class A shares eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus(es) contains information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/07                               (continued)
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees and may include yield equivalents or a pricing matrix. The Fund may also use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security. Temporary cash investments are valued at cost which approximates market value.

    All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/07                               (continued)
--------------------------------------------------------------------------------

    realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At October 31, 2007, the Fund has reclassified $4,567,519 to increase undistributed net investment income and $4,567,519 to decrease accumulated net realized gain on investments, credit default swaps and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

--------------------------------------------------------------------------------
                                   2007              2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $133,484,600      $64,045,310
  Long-term capital gain          3,117,875        2,102,985
                               ------------      -----------
    Total                      $136,602,475      $66,148,295
                               ============      ===========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2007:

--------------------------------------------------------------------------------
                                        2007
--------------------------------------------------------------------------------
  Undistributed ordinary income     $15,803,280
  Undistributed long-term gain       14,654,845
  Dividend payable                   (4,489,347)
  Unrealized depreciation           (19,286,359)
                                    -----------
    Total                           $ 6,682,419
                                    ===========
--------------------------------------------------------------------------------

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market of forward currency contracts and the tax basis adjustment on partnerships and credit default swaps.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $508,067 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2007.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C of the Fund, respectively (see Note 5). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class Y and Class Z shares can bear different transfer agent and distribution expense rates.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/07                               (continued)
--------------------------------------------------------------------------------

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or sub custodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Credit default swap contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/07                               (continued)
--------------------------------------------------------------------------------

Valuation

    Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

2.  Unfunded Loan Commitments

As of October 31, 2007, the Fund had unfunded loan commitments of approximately $5,016,446 (excluding unrealized depreciation on those commitments of $83,383 as of October 31, 2007) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                      Unfunded
Borrower                                             Commitment
--------------------------------------------------------------------------------
HUB International, Ltd., Delayed Draw Term Loan     $   539,608
New World Gaming, Delayed Draw Term Loan            $   224,978
NRG Energy, Inc., Delayed Draw Term Loan            $ 3,676,978
Telesat Canada, Delayed Draw Term Loan              $   574,882
--------------------------------------------------------------------------------

3.  Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion. Effective January 1, 2007, Pioneer's fee is subject to an additional breakpoint. The Fund pays Pioneer a fee at the annual rate of 0.55% of the Fund's average daily net assets greater than $1.5 billion. For the year ended October 31, 2007, the net management fee was equivalent to 0.63% of the average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund expenses to 1.10%, 2.00% and 2.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through March 1, 2010 for Class A shares and through March 1, 2008 for Class B and Class C shares. Pioneer has contractually

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2010 for Class Z shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,592 in management fees, administrative costs and certain other services payable to PIM at October 31, 2007.

4.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $239,635 in transfer agent fees receivable from PIMSS at October 31, 2007.

5.  Distribution Plan

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $29,892 in distribution fees payable to PFD at October 31, 2007.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/07                               (continued)
--------------------------------------------------------------------------------

purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2007, CDSCs in the amount of $543,330 were paid to PFD.

6.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2007, the Fund had no borrowings under this agreement.

7.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2007, the Fund's expenses were reduced by $57,886 such arrangements.

8.  Forward Foreign Currency Contracts

At October 31, 2007, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at October 31, 2007 were as follows:

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           Net                                                          Net
                       Contracts to      In Exchange    Settlement                  Unrealized
     Currency       (deliver)/receive        For           Date          Value      Gain (loss)
-----------------------------------------------------------------------------------------------
  CHF
   (Swiss Franc)        22,897,399      $ 19,443,958      4/18/08    $ 19,981,369   $ 537,411
  CHF
   (Swiss Franc)        (4,000,000)       (3,413,453)     4/18/08      (3,488,672)    (75,219)
  NOK
   (Norwegian
   Krone)              (38,524,313)       (7,098,926)    11/26/07      (7,179,198)    (80,272)
                                                                                    ---------
                                                                                    $ 381,920
                                                                                    =========
-----------------------------------------------------------------------------------------------

At October 31, 2007, the Fund had no outstanding settlement hedges.

9.  New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than April 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)

The qualified interest income percentage, which represents the portion of the Fund's ordinary income that is exempt from nonresident alien tax withholding is 57.26% for the year ending 10/31/07.

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer Global High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
December 14, 2007

Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Bingham McCutchen LLP

Shareowner Services and Transfer Agent

Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 81 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 33 of the 81 Pioneer Funds, Mr. West serves as Trustee of 32 of the 81 Pioneer Funds, and Mr. Bock serves as Trustee of 80 of the 81 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Global High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                          Position Held         Length of Service and   Principal Occupation During Past Five   Other Directorships
Name and Age              With the Fund         Term of Office          Years                                   Held by this Trustee
John F. Cogan, Jr. (81)*  Chairman of the       Trustee since 2001.     Deputy Chairman and a Director of       None
                          Board, Trustee and    Serves until a          Pioneer Global Asset Management S.p.A.
                          President             successor trustee is    ("PGAM"); Non-Executive Chairman and a
                                                elected or earlier      Director of Pioneer Investment
                                                retirement or removal.  Management USA Inc. ("PIM-USA");
                                                                        Chairman and a Director of Pioneer;
                                                                        Chairman and Director of Pioneer
                                                                        Institutional Asset Management, Inc.
                                                                        (since 2006); Director of Pioneer
                                                                        Alternative Investment Management
                                                                        Limited (Dublin); President and a
                                                                        Director of Pioneer Alternative
                                                                        Investment Management (Bermuda)
                                                                        Limited and affiliated funds; Director
                                                                        of PIOGLOBAL Real Estate Investment
                                                                        Fund (Russia) (until June 2006);
                                                                        Director of Nano-C, Inc. (since 2003);
                                                                        Director of Cole Management Inc.
                                                                        (since 2004); Director of Fiduciary
                                                                        Counseling, Inc.; President and
                                                                        Director of Pioneer Funds Distributor,
                                                                        Inc. ("PFD") (until May 2006);
                                                                        President of all of the Pioneer Funds;
                                                                        and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury       Trustee and           Trustee since March     Director, CEO and President of Pioneer  None
(49)*                     Executive Vice        2007. Serves at the     Investment Management USA Inc.;
                          President             discretion of the       Pioneer Investment Management, Inc.
                                                Board                   and Pioneer Institutional Asset
                                                                        Management, Inc. (since March 2007);
                                                                        Executive Vice President of all of the
                                                                        Pioneer Funds (since March 2007);
                                                                        Director of Pioneer Global Asset
                                                                        Management S.p.A. (since March 2007);
                                                                        Head of New Markets Division, Pioneer
                                                                        Global Asset Management S.p.A. (2000 -
                                                                        2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                          Position Held         Length of Service and   Principal Occupation During Past Five  Other Directorships
Name and Age              With the Fund         Term of Office          Years                                  Held by this Trustee
David R. Bock (63)        Trustee               Trustee since 2005.     Executive Vice President and Chief     Director of The
                                                Serves until a          Financial Officer, I-trax, Inc.        Enterprise Social
                                                successor trustee is    (publicly traded health care services  Investment Company
                                                elected or earlier      company) (2004 - present); Partner,    (privately-held
                                                retirement or removal.  Federal City Capital Advisors          affordable housing
                                                                        (boutique merchant bank) (1997 to      finance company); and
                                                                        2004); and Executive Vice President    Director of New York
                                                                        and Chief Financial Officer, Pedestal  Mortgage Trust
                                                                        Inc. (internet-based mortgage trading  (publicly traded
                                                                        company) (2000 - 2002)                 mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)         Trustee               Trustee since 2001.     President, Bush International, LLC     Director of Brady
                                                Serves until a          (international financial advisory      Corporation
                                                successor trustee is    firm)                                  (industrial
                                                elected or earlier                                             identification and
                                                retirement or removal.                                         specialty coated
                                                                                                               material products
                                                                                                               manufacturer);
                                                                                                               Director of Briggs &
                                                                                                               Stratton Co. (engine
                                                                                                               manufacturer);
                                                                                                               Director of UAL
                                                                                                               Corporation (airline
                                                                                                               holding company);
                                                                                                               Director of Mantech
                                                                                                               International
                                                                                                               Corporation (national
                                                                                                               security, defense,
                                                                                                               and intelligence
                                                                                                               technology firm): and
                                                                                                               Member, Board of
                                                                                                               Governors, Investment
                                                                                                               Company Institute
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Name and Age              Position Held       Length of Service and   Principal Occupation During Past Five   Other Directorships
                          With the Fund       Term of Office          Years                                   Held by this Trustee
Margaret B.W. Graham      Trustee             Trustee since 2001.     Founding Director, Vice-President and   None
(60)                                          Serves until a          Corporate Secretary, The Winthrop
                                              successor trustee is    Group, Inc. (consulting firm); and
                                              elected or earlier      Desautels Faculty of Management,
                                              retirement or removal.  McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)      Trustee             Trustee since 2006.     Private investor (2004 - present); and  Director of Quadriserv
                                              Serves until a          Senior Executive Vice President, The    Inc. (technology
                                              successor trustee is    Bank of New York (financial and         products for
                                              elected or earlier      securities services) (1986 - 2004)      securities lending
                                              retirement or removal.                                          industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)  Trustee             Trustee since 2001.     President and Chief Executive Officer,  Director of New
                                              Serves until a          Newbury, Piret & Company, Inc.          America High Income
                                              successor trustee is    (investment banking firm)               Fund, Inc. (closed-end
                                              elected or earlier                                              investment company)
                                              retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)      Trustee             Trustee since 2001.     Senior Counsel, Sullivan & Cromwell     Director, The Swiss
                                              Serves until a          (law firm)                              Helvetia Fund, Inc.
                                              successor trustee is                                            (closed-end investment
                                              elected or earlier                                              company)
                                              retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)        Trustee             Trustee since 2001.     President, John Winthrop & Co., Inc.    None
                                              Serves until a          (private investment firm)
                                              successor trustee is
                                              elected or earlier
                                              retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                          Position Held       Length of Service and   Principal Occupation During Past Five   Other Directorships
Name and Age              With the Fund       Term of Office          Years                                   Held by this Officer
Dorothy E. Bourassa (59)  Secretary           Since 2003. Serves at   Secretary of PIM-USA; Senior Vice       None
                                              the discretion of the   President - Legal of Pioneer;
                                              Board                   Secretary/Clerk of most of PIM-USA's
                                                                      subsidiaries; and Secretary of all of
                                                                      the Pioneer Funds since September 2003
                                                                      (Assistant Secretary from November
                                                                      2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Assistant           Since 2003. Serves at   Vice President and Senior Counsel of    None
(42)                      Secretary           the discretion of the   Pioneer since July 2002 and Assistant
                                              Board                   Secretary of all of the Pioneer Funds
                                                                      since September 2003; Vice President
                                                                      and Senior Counsel of BISYS Fund
                                                                      Services, Inc. (April 2001 to June
                                                                      2002); Senior Vice President and
                                                                      Deputy General Counsel of Funds
                                                                      Distributor, Inc. (July 2000 to April
                                                                      2001)
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)         Treasurer           Since 2001. Serves at   Vice President - Fund Accounting,       None
                                              the discretion of the   Administration and Controllership
                                              Board                   Services of Pioneer; and Treasurer of
                                                                      all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)      Assistant           Since 2004. Serves at   Deputy Treasurer of Pioneer since 2004  None
                          Treasurer           the discretion of the   and Assistant Treasurer of all of the
                                              Board                   Pioneer Funds since November 2004;
                                                                      Treasurer and Senior Vice President,
                                                                      CDC IXIS Asset Management Services
                                                                      from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)     Assistant           Since 2001. Serves at   Assistant Vice President - Fund         None
                          Treasurer           the discretion of the   Accounting, Administration and
                                              Board                   Controllership Services of Pioneer;
                                                                      and Assistant Treasurer of all of the
                                                                      Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)        Assistant           Since 2002. Serves at   Fund Accounting Manager - Fund          None
                          Treasurer           the discretion of the   Accounting, Administration and
                                              Board                   Controllership Services of Pioneer;
                                                                      and Assistant Treasurer of all of the
                                                                      Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                          Position Held       Length of Service and   Principal Occupation During Past Five   Other Directorships
Name and Age              With the Fund       Term of Office          Years                                   Held by this Officer
Katherine Kim Sullivan    Assistant           Since 2003. Serves at   Fund Administration Manager - Fund      None
(33)                      Treasurer           the discretion of the   Accounting, Administration and
                                              Board                   Controllership Services since June
                                                                      2003 and Assistant Treasurer of all of
                                                                      the Pioneer Funds since September
                                                                      2003; Assistant Vice President -
                                                                      Mutual Fund Operations of State Street
                                                                      Corporation from June 2002 to June
                                                                      2003 (formerly Deutsche Bank Asset
                                                                      Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)    Chief Compliance    Since January 2007.     Chief Compliance Officer of Pioneer     None
                          Officer             Serves at the           since December 2006 and of all the
                                              discretion of the       Pioneer Funds since January 2007; Vice
                                              Board                   President and Compliance Officer, MFS
                                                                      Investment Management (August 2005 to
                                                                      December 2006); Consultant, Fidelity
                                                                      Investments (February 2005 to July
                                                                      2005); Independent Consultant (July
                                                                      1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address            ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                            www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $37,450 in 2007 and $36,010 in 2006.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October 31, 2007 and 2006.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,820 and $7,515 in 2007 and 2006, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2007 and 2006, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $7,820 in 2007 and $7,515 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 28, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 28, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date December 28, 2007

* Print the name and title of each signing officer under his or her signature.